Exhibit 99.2

Statistical Supplement Package

(unaudited)

First Quarter 2009

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Highlights	4
Financial Summary	5
Consolidated Income Statements	6
Consolidated, Per Share Summary	8
Advice & Wealth Management Segment
Segment Income Statements	10
Segment Metrics	11
Asset Management Segment
Segment Income Statements	13
Segment Metrics	14
Domestic Asset Management Products	15
International Asset Management Products	16
Annuities Segment
Segment Income Statements	18
Segment Metrics	19
Protection Segment
Segment Income Statements	21
Segment Metrics	22
Corporate & Other Segment
Segment Income Statements	24
Eliminations
Income Statements	25
Balance Sheet and Ratings Information
Consolidated Balance Sheets	27
Capital and Ratings Information	28
Investments	29
Non-GAAP Financial Information	30
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	31
Glossary of Selected Terminology	32
Exhibit A
Domestic Mutual Fund Performance and Lipper Ranking	34
Exhibit B
Return on Equity	43
Exhibit C
Disclosed Items	45
Exhibit D
Prior Statistical Supplement Reconciliation Tables	49

Statistical Supplement Package

(unaudited)

First Quarter 2009

Consolidated Results

Ameriprise Financial, Inc.

Highlights

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except earnings per share amounts, headcount and as otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Management Targets
Net revenue growth: Target 6 - 8%	(2.0)%	(8.6)%	(22.8)%	(40.8)%	(13.7)%	(2.0)%	(13.7)%	(11.7)%		(11.7)%		27.1%
Return on equity: Target 12 - 15%	10.9%	11.2%	7.9%	(0.5)%	(1.5)%	10.9%	(1.5)%	(12.4)%		(12.4)%		(1.0)%
Earnings per diluted share growth: Target 12 - 15%	20.6%	14.8%	(138.6)%	(256.5)%	(29.3)%	20.6%	(29.3)%	(49.9)%		(49.9)%		227.2%

Margins
Pretax income (loss) margin (1)	9.5%	11.8%	(10.8)%	(50.1)%	7.7%	9.5%	7.7%	(1.8)%		(1.8)%		57.8%
Net income (loss) attributable to Ameriprise Financial margin (1)	9.6%	10.7%	(4.3)%	(27.6)%	7.5%	9.6%	7.5%	(2.1)%		(2.1)%		35.1%

Earnings Per Share
Basic earnings (loss) per share	$0.84	$0.94	$(0.32)	$(1.69)	$0.58	$0.84	$0.58	$(0.26)	(31)%	$(0.26)	(31)%	$2.27	#
Earnings (loss) per diluted share	$0.82	$0.93	$(0.32)	$(1.69)	$0.58	$0.82	$0.58	$(0.24)	(29)%	$(0.24)	(29)%	$2.27	#

Share Information
Total common outstanding	223.4	218.9	216.6	216.5	219.1	223.4	219.1	(4.3)	(2)%	(4.3)	(2)%	2.6	1%
Nonforfeitable restricted stock units	2.6	2.0	2.0	1.9	4.4	2.6	4.4	1.8	69%	1.8	69%	2.5	#
Total potentially dilutive	2.8	2.7	2.9	2.1	0.8	2.8	0.8	(2.0)	(71)%	(2.0)	(71)%	(1.3)	(62)%
Total diluted shares	228.8	223.6	221.5	220.5	224.3	228.8	224.3	(4.5)	(2)%	(4.5)	(2)%	3.8	2%

Weighted average common shares outstanding
Basic	228.4	223.2	219.1	218.5	222.3	228.4	222.3	(6.1)	(3)%	(6.1)	(3)%	3.8	2%
Diluted	231.5	226.0	221.7	220.3	223.5	231.5	223.5	(8.0)	(3)%	(8.0)	(3)%	3.2	1%

Metrics
Ameriprise Financial shareholders equity - end of period	$7,581	$7,314	$6,717	$6,178	$6,384	$7,581	$6,384	$(1,197)	(16)%	$(1,197)	(16)%	$206	3%
Total client assets	275,958	275,473	253,431	241,363	231,298	275,958	231,298	(44,660)	(16)%	(44,660)	(16)%	(10,065)	(4)%
Total financial advisors	11,609	11,521	11,433	12,486	12,466	11,609	12,466	857	7%	857	7%	(20)	0%
Net revenue per financial advisor (in thousands)	$81	$77	$62	$47	$59	$81	$59	$(22)	(27)%	$(22)	(27)%	$12	26%

Owned, Managed, and Administered Assets (in billions)
Owned	$36.8	$36.9	$34.4	$31.7	$29.6	$36.8	$29.6	$(7.2)	(20)%	$(7.2)	(20)%	$(2.1)	(7)%
Managed
External clients	285.6	281.3	241.1	209.4	196.4	285.6	196.4	(89.2)	(31)%	(89.2)	(31)%	(13.0)	(6)%
Owned	60.9	59.9	57.2	55.5	56.9	60.9	56.9	(4.0)	(7)%	(4.0)	(7)%	1.4	3%
Total managed	346.5	341.2	298.3	264.9	253.3	346.5	253.3	(93.2)	(27)%	(93.2)	(27)%	(11.6)	(4)%
Administered	65.8	65.6	60.8	75.5	71.1	65.8	71.1	5.3	8%	5.3	8%	(4.4)	(6)%
Total OMA assets	$449.1	$443.7	$393.5	$372.1	$354.0	$449.1	$354.0	$(95.1)	(21)%	$(95.1)	(21)%	$(18.1)	(5)%

Dividends paid	$34	$34	$37	$38	$37	$34	$37	$3	9%	$3	9%	$(1)	(3)%
Common stock share repurchases	$270	$250	$94	$—	$—	$270	$—	$(270)	#	$(270)	#	$—	—

Debt to total capital	21.0%	21.6%	23.6%	24.7%	23.1%	21.0%	23.1%	2.1%		2.1%		(1.6)%
Debt to total capital excluding non-recourse debt	20.9%	21.5%	22.9%	24.1%	22.4%	20.9%	22.4%	1.5%		1.5%		(1.7)%
Debt to total capital excluding non-recourse debt and 75% equity credit	17.0%	17.4%	18.6%	19.8%	19.3%	17.0%	19.3%	2.3%		2.3%		(0.5)%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Summary

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Net Revenues
Advice & Wealth Management	$936	$891	$712	$582	$734	$936	$734	$(202)	(22)%	$(202)	(22)%	$152	26%
Asset Management	355	364	305	265	248	355	248	(107)	(30)%	(107)	(30)%	(17)	(6)%
Annuities	478	494	336	310	487	478	487	9	2%	9	2%	177	57%
Protection	483	479	542	450	495	483	495	12	2%	12	2%	45	10%
Corporate & Other	9	14	(9)	(15)	29	9	29	20	#	20	#	44	#
Eliminations	(270)	(274)	(257)	(253)	(275)	(270)	(275)	(5)	(2)%	(5)	(2)%	(22)	(9)%
Total net revenues	1,991	1,968	1,629	1,339	1,718	1,991	1,718	(273)	(14)%	(273)	(14)%	379	28%

Expenses
Advice & Wealth Management	872	840	789	769	790	872	790	(82)	(9)%	(82)	(9)%	21	3%
Asset Management(2)	337	322	290	263	256	337	256	(81)	(24)%	(81)	(24)%	(7)	(3)%
Annuities	436	417	370	682	363	436	363	(73)	(17)%	(73)	(17)%	(319)	(47)%
Protection	381	366	438	417	384	381	384	3	1%	3	1%	(33)	(8)%
Corporate & Other	40	60	161	102	53	40	53	13	33%	13	33%	(49)	(48)%
Eliminations	(270)	(274)	(257)	(253)	(275)	(270)	(275)	(5)	(2)%	(5)	(2)%	(22)	(9)%
Total expenses	1,796	1,731	1,791	1,980	1,571	1,796	1,571	(225)	(13)%	(225)	(13)%	(409)	(21)%

Pretax Segment Income (Loss)
Advice & Wealth Management	64	51	(77)	(187)	(56)	64	(56)	(120)	#	(120)	#	131	70%
Asset Management	18	42	15	2	(8)	18	(8)	(26)	#	(26)	#	(10)	#
Annuities	42	77	(34)	(372)	124	42	124	82	#	82	#	496	#
Protection	102	113	104	33	111	102	111	9	9%	9	9%	78	#
Corporate & Other	(31)	(46)	(170)	(117)	(24)	(31)	(24)	7	23%	7	23%	93	79%
Eliminations	—	—	—	—	—	—	—	—	—	—	—	—	—
Pretax segment income (loss) excluding net income (loss) attributable to noncontrolling interest	$195	$237	$(162)	$(641)	$147	$195	$147	$(48)	(25)%	$(48)	(25)%	$788	#

Pretax Income (Loss) Margin (1)
Advice & Wealth Management	6.8%	5.7%	(10.8)%	(32.1)%	(7.6)%	6.8%	(7.6)%	(14.4)%		(14.4)%		24.5%
Asset Management	5.1%	11.5%	4.9%	0.8%	(3.2)%	5.1%	(3.2)%	(8.3)%		(8.3)%		(4.0)%
Annuities	8.8%	15.6%	(10.1)%	(120.0)%	25.5%	8.8%	25.5%	16.7%		16.7%		145.5%
Protection	21.1%	23.6%	19.2%	7.3%	22.4%	21.1%	22.4%	1.3%		1.3%		15.1%
Ameriprise Financial, Inc.	9.5%	11.8%	(10.8)%	(50.1)%	7.7%	9.5%	7.7%	(1.8)%		(1.8)%		57.8%

Allocated Equity
Advice & Wealth Management	$928	$962	$989	$879	$833	$928	$833	$(95)	(10)%	$(95)	(10)%	$(46)	(5)%
Asset Management	847	817	779	1,184	1,039	847	1,039	192	23%	192	23%	(145)	(12)%
Annuities	2,005	1,961	2,228	2,754	2,774	2,005	2,774	769	38%	769	38%	20	1%
Protection	2,358	2,366	2,470	2,339	2,388	2,358	2,388	30	1%	30	1%	49	2%
Corporate & Other	1,730	1,730	1,224	115	482	1,730	482	(1,248)	(72)%	(1,248)	(72)%	367	#
Total allocated equity	$7,868	$7,836	$7,690	$7,271	$7,516	$7,868	$7,516	$(352)	(4)%	$(352)	(4)%	$245	3%

Pretax Return on Allocated Equity (1)
Advice & Wealth Management	31.1%	25.8%	7.6%	(15.9)%	(29.3)%	31.1%	(29.3)%	(60.4)%		(60.4)%		(13.4)%
Asset Management	32.3%	28.1%	21.9%	8.5%	5.5%	32.3%	5.5%	(26.8)%		(26.8)%		(3.0)%
Annuities	16.3%	16.3%	10.2%	(13.0)%	(8.7)%	16.3%	(8.7)%	(25.0)%		(25.0)%		4.3%
Protection	20.7%	20.1%	20.0%	14.9%	15.1%	20.7%	15.1%	(5.6)%		(5.6)%		0.2%

(1) See non-GAAP Financial Information.

(2) Total expenses include net income (loss) attributable to noncontrolling interest.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$791	$780	$721	$607	$554	$791	$554	$(237)	(30)%	$(237)	(30)%	$(53)	(9)%
Distribution fees	433	422	376	334	311	433	311	(122)	(28)%	(122)	(28)%	(23)	(7)%
Net investment income	401	393	62	(28)	420	401	420	19	5%	19	5%	448	#
Premiums	256	257	264	271	266	256	266	10	4%	10	4%	(5)	(2)%
Other revenues	157	158	249	202	209	157	209	52	33%	52	33%	7	3%
Total revenues	2,038	2,010	1,672	1,386	1,760	2,038	1,760	(278)	(14)%	(278)	(14)%	374	27%
Banking and deposit interest expense	47	42	43	47	42	47	42	(5)	(11)%	(5)	(11)%	(5)	(11)%
Total net revenues	1,991	1,968	1,629	1,339	1,718	1,991	1,718	(273)	(14)%	(273)	(14)%	379	28%

Expenses
Distribution expenses	532	506	461	406	383	532	383	(149)	(28)%	(149)	(28)%	(23)	(6)%
Interest credited to fixed accounts	195	192	200	203	205	195	205	10	5%	10	5%	2	1%
Benefits, claims, losses and settlement expenses	304	294	196	331	100	304	100	(204)	(67)%	(204)	(67)%	(231)	(70)%
Amortization of deferred acquisition costs	154	144	240	395	286	154	286	132	86%	132	86%	(109)	(28)%
Interest and debt expense	26	28	27	28	26	26	26	—	0%	—	0%	(2)	(7)%
General and administrative expense	590	572	681	647	585	590	585	(5)	(1)%	(5)	(1)%	(62)	(10)%
Total expenses	1,801	1,736	1,805	2,010	1,585	1,801	1,585	(216)	(12)%	(216)	(12)%	(425)	(21)%

Pretax income (loss)	190	232	(176)	(671)	133	190	133	(57)	(30)%	(57)	(30)%	804	#
Income tax provision (benefit)	4	27	(92)	(272)	18	4	18	14	#	14	#	290	#
Net income (loss)	186	205	(84)	(399)	115	186	115	(71)	(38)%	(71)	(38)%	514	#
Less: Net loss attributable to noncontrolling interest	(5)	(5)	(14)	(30)	(14)	(5)	(14)	(9)	#	(9)	#	16	53%
Net income (loss) attributable to Ameriprise Financial	$191	$210	$(70)	$(369)	$129	$191	$129	$(62)	(32)%	$(62)	(32)%	$498	#

Income Statement Metrics
Pretax income (loss) margin (1)	9.5%	11.8%	(10.8)%	(50.1)%	7.7%	9.5%	7.7%	(1.8)%		(1.8)%		57.8%
Net income (loss) attributable to Ameriprise Financial margin (1)	9.6%	10.7%	(4.3)%	(27.6)%	7.5%	9.6%	7.5%	(2.1)%		(2.1)%		35.1%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Net Investment Income
Investment income on fixed maturities	$418	$401	$398	$389	$406	$418	$406	$(12)	(3)%	$(12)	(3)%	$17	4%
Realized gains (losses)	(24)	(27)	(317)	(409)	3	(24)	3	27	#	27	#	412	#
Other (including seed money)	7	19	(19)	(8)	11	7	11	4	57%	4	57%	19	#
Total net investment income	$401	$393	$62	$(28)	$420	$401	$420	$19	5%	$19	5%	$448	#

Other Information
Net revenue growth: Target 6 - 8%	(2.0)%	(8.6)%	(22.8)%	(40.8)%	(13.7)%	(2.0)%	(13.7)%	(11.7)%		(11.7)%		27.1%
Return on equity	10.9%	11.2%	7.9%	(0.5)%	(1.5)%	10.9%	(1.5)%	(12.4)%		(12.4)%		(1.0)%
Earnings per diluted share growth: Target 12 - 15%	20.6%	14.8%	(138.6)%	(256.5)%	(29.3)%	20.6%	(29.3)%	(49.9)%		(49.9)%		227.2%
Goodwill and intangible assets	$857	$853	$783	$1,391	$1,377	$857	$1,377	$520	61%	$520	61%	$(14)	(1)%
Dividends paid	34	34	37	38	37	34	37	3	9%	3	9%	(1)	(3)%
Common stock share repurchases	$270	$250	$94	$—	$—	$270	$—	$(270)	#	$(270)	#	$—	—

Owned, Managed and Administered Assets (in billions)
Owned	$36.8	$36.9	$34.4	$31.7	$29.6	$36.8	$29.6	$(7.2)	(20)%	$(7.2)	(20)%	$(2.1)	(7)%
Managed
External clients	285.6	281.3	241.1	209.4	196.4	285.6	196.4	(89.2)	(31)%	(89.2)	(31)%	(13.0)	(6)%
Owned	60.9	59.9	57.2	55.5	56.9	60.9	56.9	(4.0)	(7)%	(4.0)	(7)%	1.4	3%
Total managed	346.5	341.2	298.3	264.9	253.3	346.5	253.3	(93.2)	(27)%	(93.2)	(27)%	(11.6)	(4)%
Administered	65.8	65.6	60.8	75.5	71.1	65.8	71.1	5.3	8%	5.3	8%	(4.4)	(6)%
Total OMA assets	$449.1	$443.7	$393.5	$372.1	$354.0	$449.1	$354.0	$(95.1)	(21)%	$(95.1)	(21)%	$(18.1)	(5)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated, Common Share and Per Share Summary

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except earnings per share amounts)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Earnings Per Share
Basic earnings (loss) per share	$0.84	$0.94	$(0.32)	$(1.69)	$0.58	$0.84	$0.58	$(0.26)	(31)%	$(0.26)	(31)%	$2.27	#

Earnings (loss) per diluted share (1)	$0.82	$0.93	$(0.32)	$(1.69)	$0.58	$0.82	$0.58	$(0.24)	(29)%	$(0.24)	(29)%	$2.27	#

Basic Shares
Common shares
Beginning balance	227.7	223.4	218.9	216.6	216.5	227.7	216.5	(11.2)	(5)%	(11.2)	(5)%	(0.1)	—
Repurchases	(5.2)	(5.2)	(2.3)	—	—	(5.2)	—	5.2	#	5.2	#	—	—
Issuances	1.3	0.8	0.1	0.1	3.1	1.3	3.1	1.8	#	1.8	#	3.0	#
Other	(0.4)	(0.1)	(0.1)	(0.2)	(0.5)	(0.4)	(0.5)	(0.1)	(25)%	(0.1)	(25)%	(0.3)	#
Total common outstanding	223.4	218.9	216.6	216.5	219.1	223.4	219.1	(4.3)	(2)%	(4.3)	(2)%	2.6	1%

Total common outstanding	223.4	218.9	216.6	216.5	219.1	223.4	219.1	(4.3)	(2)%	(4.3)	(2)%	2.6	1%
Nonforfeitable restricted stock units	2.6	2.0	2.0	1.9	4.4	2.6	4.4	1.8	69%	1.8	69%	2.5	#
Total basic common shares	226.0	220.9	218.6	218.4	223.5	226.0	223.5	(2.5)	(1)%	(2.5)	(1)%	5.1	2%
Total potentially dilutive	2.8	2.7	2.9	2.1	0.8	2.8	0.8	(2.0)	(71)%	(2.0)	(71)%	(1.3)	(62)%
Total diluted shares	228.8	223.6	221.5	220.5	224.3	228.8	224.3	(4.5)	(2)%	(4.5)	(2)%	3.8	2%

Weighted average common shares outstanding:
Basic	228.4	223.2	219.1	218.5	222.3	228.4	222.3	(6.1)	(3)%	(6.1)	(3)%	3.8	2%
Diluted	231.5	226.0	221.7	220.3	223.5	231.5	223.5	(8.0)	(3)%	(8.0)	(3)%	3.2	1%

Book Value
Ameriprise Financial shareholders equity - end of period	$7,581	$7,314	$6,717	$6,178	$6,384	$7,581	$6,384	$(1,197)	(16)%	$(1,197)	(16)%	$206	3%
Average equity - 5 point	7,696	7,613	7,436	7,120	6,835	7,696	6,835	(861)	(11)%	(861)	(11)%	(285)	(4)%
Book Value per Share	$33.54	$33.11	$30.73	$28.29	$28.56	$33.54	$28.56	$(4.98)	(15)%	$(4.98)	(15)%	$0.27	1%

(1) For 3rd Qtr and 4th Qtr of 2008 diluted shares used in this calculation represent basic shares due to the net loss. Using actual diluted shares would result in anti-dilution.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2009

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except headcount and where noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$367	$352	$328	$292	$268	$367	$268	$(99)	(27)%	$(99)	(27)%	$(24)	(8)%
Distribution fees	517	508	457	430	431	517	431	(86)	(17)%	(86)	(17)%	1	—
Net investment income	79	54	(46)	(119)	59	79	59	(20)	(25)%	(20)	(25)%	178	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	20	19	16	25	17	20	17	(3)	(15)%	(3)	(15)%	(8)	(32)%
Total revenues	983	933	755	628	775	983	775	(208)	(21)%	(208)	(21)%	147	23%
Banking and deposit interest expense	47	42	43	46	41	47	41	(6)	(13)%	(6)	(13)%	(5)	(11)%
Total net revenues	936	891	712	582	734	936	734	(202)	(22)%	(202)	(22)%	152	26%

Expenses
Distribution expenses	585	564	515	450	461	585	461	(124)	(21)%	(124)	(21)%	11	2%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	287	276	274	319	329	287	329	42	15%	42	15%	10	3%
Total expenses	872	840	789	769	790	872	790	(82)	(9)%	(82)	(9)%	21	3%
Pretax segment income (loss)	$64	$51	$(77)	$(187)	$(56)	$64	$(56)	$(120)	#	$(120)	#	$131	70%

Income Statement Metrics
Pretax segment income (loss) margin (1)	6.8%	5.7%	(10.8)%	(32.1)%	(7.6)%	6.8%	(7.6)%	(14.4)%		(14.4)%		24.5%

Net Investment Income
Investment income on fixed maturities	$62	$59	$64	$65	$65	$62	$65	$3	5%	$3	5%	$—	—
Realized gains (losses)	—	(21)	(118)	(194)	(15)	—	(15)	(15)	—	(15)	—	179	92%
Other (including seed money)	17	16	8	10	9	17	9	(8)	(47)%	(8)	(47)%	(1)	(10)%
Total net investment income	$79	$54	$(46)	$(119)	$59	$79	$59	$(20)	(25)%	$(20)	(25)%	$178	#

Balance Sheet Metrics
Allocated equity	$928	$962	$989	$879	$833	$928	$833	$(95)	(10)%	$(95)	(10)%	$(46)	(5)%
Pretax return on allocated equity (1)	31.1%	25.8%	7.6%	(15.9)%	(29.3)%	31.1%	(29.3)%	(60.4)%		(60.4)%		(13.4)%
On-balance sheet deposits	$6,183	$6,269	$7,681	$8,190	$8,416	$6,183	$8,416	$2,233	36%	$2,233	36%	$226	3%

Financial Plans
Branded financial plan net cash sales	$53	$54	$48	$56	$49	$53	$49	$(4)	(8)%	$(4)	(8)%	$(7)	(13)%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except headcount and where noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Financial Advisors
Employee advisors	2,193	2,056	1,967	2,823	2,816	2,193	2,816	623	28%	623	28%	(7)	—
Franchisee advisors	7,809	7,846	7,830	7,746	7,737	7,809	7,737	(72)	(1)%	(72)	(1)%	(9)	—
Total branded financial advisors	10,002	9,902	9,797	10,569	10,553	10,002	10,553	551	6%	551	6%	(16)	—
SAI independent advisors	1,607	1,619	1,636	1,917	1,913	1,607	1,913	306	19%	306	19%	(4)	—
Total financial advisors	11,609	11,521	11,433	12,486	12,466	11,609	12,466	857	7%	857	7%	(20)	—

Net revenue per financial advisor (in thousands) (1)	$81	$77	$62	$47	$59	$81	$59	$(22)	(27)%	$(22)	(27)%	$12	26%

Advisor Retention
Employee	60.8%	62.0%	62.8%	68.2%	72.3%	60.8%	72.3%	11.5%		11.5%		4.1%
Franchisee	93.7%	93.7%	93.3%	92.2%	92.5%	93.7%	92.5%	(1.2)%		(1.2)%		0.3%

Product Information
Certificates and Banking - Combined
Pretax segment income (loss)	$(5)	$(24)	$(112)	$(192)	$(5)	$(5)	$(5)	$—	—	$—	—	$187	97%
Allocated equity	$376	$393	$416	$395	$528	$376	$528	$152	40%	$152	40%	$133	34%
Pretax return on allocated equity	(3.1)%	(8.9)%	(38.7)%	(85.5)%	(79.0)%	(3.1)%	(79.0)%	(75.9)%		(75.9)%		6.5%

Wealth Management & Distribution
Pretax income	$69	$75	$35	$5	$(51)	$69	$(51)	$(120)	#	$(120)	#	$(56)	#
Allocated equity	$552	$569	$573	$484	$305	$552	$305	$(247)	(45)%	$(247)	(45)%	$(179)	(37)%
Pretax return on allocated equity	54.6%	49.2%	39.1%	33.6%	12.9%	54.6%	12.9%	(41.7)%		(41.7)%		(20.7)%

Total Client Assets (at period end) (2)	$275,958	$275,473	$253,431	$241,363	$231,298	$275,958	$231,298	$(44,660)	(16)%	$(44,660)	(16)%	$(10,065)	(4)%

Total Wrap Accounts
Beginning assets	$93,851	$89,603	$91,446	$84,086	$72,781	$93,851	$72,781	$(21,070)	(22)%	$(21,070)	(22)%	$(11,305)	(13)%
Net flows	1,380	2,833	657	(1,121)	1,302	1,380	1,302	(78)	(6)%	(78)	(6)%	2,423	#
Market appreciation (depreciation) and other	(5,628)	(990)	(8,017)	(10,184)	(5,902)	(5,628)	(5,902)	(274)	(5)%	(274)	(5)%	4,282	42%
Total wrap ending assets	$89,603	$91,446	$84,086	$72,781	$68,181	$89,603	$68,181	$(21,422)	(24)%	$(21,422)	(24)%	$(4,600)	(6)%

S&P 500
Daily average	1,349	1,371	1,255	910	811	1,349	811	(538)	(40)%	(538)	(40)%	(99)	(11)%
Period end	1,323	1,280	1,166	903	798	1,323	798	(525)	(40)%	(525)	(40)%	(105)	(12)%

(1) Year-to-date is sum of current and prior quarters for the year under review.

(2) During the 4th Qtr of 2008, $ 24.1 B of assets were acquired due to the acquisition of HR Block.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2009

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$296	$295	$268	$218	$209	$296	$209	$(87)	(29)%	$(87)	(29)%	$(9)	(4)%
Distribution fees	70	70	58	49	47	70	47	(23)	(33)%	(23)	(33)%	(2)	(4)%
Net investment income	(4)	7	(9)	(7)	(1)	(4)	(1)	3	75%	3	75%	6	86%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	(5)	(7)	(10)	7	(6)	(5)	(6)	(1)	(20)%	(1)	(20)%	(13)	#
Total revenues	357	365	307	267	249	357	249	(108)	(30)%	(108)	(30)%	(18)	(7)%
Banking and deposit interest expense	2	1	2	2	1	2	1	(1)	(50)%	(1)	(50)%	(1)	(50)%
Total net revenues	355	364	305	265	248	355	248	(107)	(30)%	(107)	(30)%	(17)	(6)%

Expenses
Distribution expenses	118	111	101	87	82	118	82	(36)	(31)%	(36)	(31)%	(5)	(6)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	8	5	6	5	6	8	6	(2)	(25)%	(2)	(25)%	1	20%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	216	211	197	201	182	216	182	(34)	(16)%	(34)	(16)%	(19)	(9)%
Total expenses	342	327	304	293	270	342	270	(72)	(21)%	(72)	(21)%	(23)	(8)%
Pretax segment income (loss)	13	37	1	(28)	(22)	13	(22)	(35)	#	(35)	#	6	21%

Less: Net loss attributable to noncontrolling interest	(5)	(5)	(14)	(30)	(14)	(5)	(14)	(9)	#	(9)	#	16	53%

Pretax segment income (loss) excluding net income (loss) attributable to noncontrolling interest	$18	$42	$15	$2	$(8)	$18	$(8)	$(26)	#	$(26)	#	$(10)	#

Income Statement Metrics
Pretax segment income (loss) margin (1), (2)	5.1%	11.5%	4.9%	0.8%	(3.2)%	5.1%	(3.2)%	(8.3)%		(8.3)%		(4.0)%

Balance Sheet Metrics
Allocated equity	$847	$817	$779	$1,184	$1,039	$847	$1,039	$192	23%	$192	23%	$(145)	(12)%
Pretax return on allocated equity (1),(2)	32.3%	28.1%	21.9%	8.5%	5.5%	32.3%	5.5%	(26.8)%		(26.8)%		(3.0)%

Total Managed Assets Reconciliations
Domestic managed assets	$147,022	$143,203	$128,740	$127,948	$125,201	$147,022	$125,201	$(21,821)	(15)%	$(21,821)	(15)%	$(2,747)	(2)%
International managed assets	124,267	120,906	97,882	74,247	68,340	124,267	68,340	(55,927)	(45)%	(55,927)	(45)%	(5,907)	(8)%
Less: Domestic assets sub-advised by Threadneedle	(4,912)	(4,925)	(3,203)	(2,629)	(2,391)	(4,912)	(2,391)	2,521	51%	2,521	51%	238	9%
Total managed assets	$266,377	$259,184	$223,419	$199,566	$191,150	$266,377	$191,150	$(75,227)	(28)%	$(75,227)	(28)%	$(8,416)	(4)%

Managed assets - external clients	$205,504	$199,273	$166,227	$144,024	$134,286	$205,504	$134,286	$(71,218)	(35)%	$(71,218)	(35)%	$(9,738)	(7)%
Managed assets - owned	60,873	59,911	57,192	55,542	56,864	60,873	56,864	(4,009)	(7)%	(4,009)	(7)%	1,322	2%
Total managed assets	$266,377	$259,184	$223,419	$199,566	$191,150	$266,377	$191,150	$(75,227)	(28)%	$(75,227)	(28)%	$(8,416)	(4)%

Total Managed Assets by Type
Equity	$109,936	$105,586	$84,315	$72,213	$65,609	$109,936	$65,609	$(44,327)	(40)%	$(44,327)	(40)%	$(6,604)	(9)%
Fixed income	115,762	112,918	104,118	92,257	94,740	115,762	94,740	(21,022)	(18)%	(21,022)	(18)%	2,483	3%
Money market	13,147	13,866	11,888	14,926	11,862	13,147	11,862	(1,285)	(10)%	(1,285)	(10)%	(3,064)	(21)%
Alternative	11,000	10,322	8,440	9,535	9,338	11,000	9,338	(1,662)	(15)%	(1,662)	(15)%	(197)	(2)%
Hybrid and other	16,532	16,492	14,658	10,635	9,601	16,532	9,601	(6,931)	(42)%	(6,931)	(42)%	(1,034)	(10)%
Total managed assets by type	$266,377	$259,184	$223,419	$199,566	$191,150	$266,377	$191,150	$(75,227)	(28)%	$(75,227)	(28)%	$(8,416)	(4)%

(1) See non-GAAP Financial Information.

(2) Calculation excludes net income (loss) attributable to noncontrolling interest.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2009

	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009
Mutual Fund Performance
Domestic
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	41%	34%	29%	33%	35%
Fixed income - 12 month	30%	24%	48%	70%	77%
Equity - 3 year	73%	73%	54%	50%	44%
Fixed income - 3 year	50%	71%	50%	75%	71%
Equity - 5 year	44%	47%	58%	53%	51%
Fixed income - 5 year	27%	46%	54%	66%	72%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	53%	29%	16%	26%	31%
Fixed income - 12 month	9%	20%	33%	39%	62%
Equity - 3 year	70%	72%	33%	40%	39%
Fixed income - 3 year	60%	61%	51%	40%	40%
Equity - 5 year	57%	60%	68%	70%	63%
Fixed income - 5 year	17%	46%	48%	37%	63%

International
Equal Weighted Mutual Fund Rankings in top 2 S&P Quartiles
Equity - 12 month	90%	90%	76%	83%	93%
Fixed income - 12 month	55%	60%	64%	45%	64%
Equity - 3 year	86%	86%	79%	90%	93%
Fixed income - 3 year	60%	60%	80%	64%	73%
Equity - 5 year	64%	69%	70%	89%	93%
Fixed income - 5 year	40%	40%	40%	50%	70%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds. Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A assets. Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Aggregated data only includes mutual funds in existence as of current quarter end. Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds sub-advised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Management Segment - Domestic

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Domestic Managed Assets Rollforward (1)
Retail Funds
Beginning assets	$86,864	$80,232	$78,281	$70,214	$63,970	$86,864	$63,970	$(22,894)	(26)%	$(22,894)	(26)%	$(6,244)	(9)%
Net flows	(636)	(1,169)	(1,415)	(2,179)	(1,258)	(636)	(1,258)	(622)	(98)%	(622)	(98)%	921	42%
Market appreciation (depreciation) and other	(5,996)	(782)	(6,652)	(4,065)	(2,880)	(5,996)	(2,880)	3,116	52%	3,116	52%	1,185	29%
Total ending assets	80,232	78,281	70,214	63,970	59,832	80,232	59,832	(20,400)	(25)%	(20,400)	(25)%	(4,138)	(6)%

Institutional
Beginning assets	53,235	50,932	49,442	43,129	46,293	53,235	46,293	(6,942)	(13)%	(6,942)	(13)%	3,164	7%
Net flows	(1,706)	(887)	(4,106)	482	1,881	(1,706)	1,881	3,587	#	3,587	#	1,399	#
Market appreciation (depreciation) and other	(597)	(603)	(2,207)	2,682	(220)	(597)	(220)	377	63%	377	63%	(2,902)	#
Total ending assets	50,932	49,442	43,129	46,293	47,954	50,932	47,954	(2,978)	(6)%	(2,978)	(6)%	1,661	4%

Alternative
Beginning assets	8,085	7,293	7,194	7,065	9,378	8,085	9,378	1,293	16%	1,293	16%	2,313	33%
Net flows	(483)	(101)	(127)	(523)	(623)	(483)	(623)	(140)	(29)%	(140)	(29)%	(100)	(19)%
Market appreciation (depreciation) and other	(309)	2	(2)	2,836	293	(309)	293	602	#	602	#	(2,543)	(90)%
Total ending assets	7,293	7,194	7,065	9,378	9,048	7,293	9,048	1,755	24%	1,755	24%	(330)	(4)%

Trust
Beginning assets	8,804	8,911	8,530	8,547	8,482	8,804	8,482	(322)	(4)%	(322)	(4)%	(65)	(1)%
Net flows	204	(436)	59	120	54	204	54	(150)	(74)%	(150)	(74)%	(66)	(55)%
Market appreciation (depreciation) and other	(97)	55	(42)	(185)	(17)	(97)	(17)	80	82%	80	82%	168	91%
Total ending assets	8,911	8,530	8,547	8,482	8,519	8,911	8,519	(392)	(4)%	(392)	(4)%	37	—

Other and Eliminations	(346)	(244)	(215)	(175)	(152)	(346)	(152)	194	56%	194	56%	23	13%
Total Domestic managed assets	$147,022	$143,203	$128,740	$127,948	$125,201	$147,022	$125,201	$(21,821)	(15)%	$(21,821)	(15)%	$(2,747)	(2)%

Total Domestic net flows	$(2,621)	$(2,593)	$(5,589)	$(2,100)	$54	$(2,621)	$54	$2,675	#	$2,675	#	$2,154	#

(1)

Included in Market appreciation (depreciation) and other, for the 4th Qtr of 2008, were $ 12.8 B of assets due to the acquisition of J. & W. Seligman & Co. Balances included $6.7 B of Retail Funds, $3.2 B of Institutional and $2.9 B of Alternative.

#	Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - International

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
International Managed Assets Rollforward
Retail Funds
Beginning assets	$30,822	$28,154	$27,868	$21,758	$16,361	$30,822	$16,361	$(14,461)	(47)%	$(14,461)	(47)%	$(5,397)	(25)%
Net flows	(253)	72	(1,032)	(714)	642	(253)	642	895	#	895	#	1,356	#
Market appreciation (depreciation)	(2,489)	(483)	(2,345)	(1,101)	(1,054)	(2,489)	(1,054)	1,435	58%	1,435	58%	47	4%
Foreign currency translation (1)	(16)	104	(2,832)	(3,605)	(330)	(16)	(330)	(314)	#	(314)	#	3,275	91%
Other	90	21	99	23	32	90	32	(58)	(64)%	(58)	(64)%	9	39%
Total ending assets	28,154	27,868	21,758	16,361	15,651	28,154	15,651	(12,503)	(44)%	(12,503)	(44)%	(710)	(4)%

Institutional
Beginning assets	100,057	92,433	89,937	74,856	55,342	100,057	55,342	(44,715)	(45)%	(44,715)	(45)%	(19,514)	(26)%
Net flows	(2,560)	(1,838)	(1,580)	(7,267)	(1,277)	(2,560)	(1,277)	1,283	50%	1,283	50%	5,990	82%
Market appreciation (depreciation)	(5,744)	(1,956)	(4,825)	(1,027)	(3,148)	(5,744)	(3,148)	2,596	45%	2,596	45%	(2,121)	#
Foreign currency translation (1)	(53)	331	(9,377)	(12,639)	(1,110)	(53)	(1,110)	(1,057)	#	(1,057)	#	11,529	91%
Other	733	967	701	1,419	372	733	372	(361)	(49)%	(361)	(49)%	(1,047)	(74)%
Total ending assets	92,433	89,937	74,856	55,342	50,179	92,433	50,179	(42,254)	(46)%	(42,254)	(46)%	(5,163)	(9)%

Alternative
Beginning assets	3,479	3,680	3,101	1,268	2,544	3,479	2,544	(935)	(27)%	(935)	(27)%	1,276	#
Net flows	265	(713)	(1,546)	1,345	313	265	313	48	18%	48	18%	(1,032)	(77)%
Market appreciation (depreciation)	(71)	117	(3)	138	(295)	(71)	(295)	(224)	#	(224)	#	(433)	#
Foreign currency translation (1)	(3)	11	(290)	(207)	(52)	(3)	(52)	(49)	#	(49)	#	155	75%
Other	10	6	6	—	—	10	—	(10)	#	(10)	#	—	—
Total ending assets	3,680	3,101	1,268	2,544	2,510	3,680	2,510	(1,170)	(32)%	(1,170)	(32)%	(34)	(1)%

Total International managed assets	$124,267	$120,906	$97,882	$74,247	$68,340	$124,267	$68,340	$(55,927)	(45)%	$(55,927)	(45)%	$(5,907)	(8)%

Total International net flows	$(2,548)	$(2,479)	$(4,158)	$(6,636)	$(322)	$(2,548)	$(322)	$2,226	87%	$2,226	87%	$6,314	95%

(1)	Amounts represent British Pound to US dollar conversion.

#	Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2009

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$126	$130	$124	$98	$90	$126	$90	$(36)	(29)%	$(36)	(29)%	$(8)	(8)%
Distribution fees	70	72	71	62	57	70	57	(13)	(19)%	(13)	(19)%	(5)	(8)%
Net investment income	237	237	86	92	284	237	284	47	20%	47	20%	192	#
Premiums	18	21	21	25	24	18	24	6	33%	6	33%	(1)	(4)%
Other revenues	27	34	34	33	32	27	32	5	19%	5	19%	(1)	(3)%
Total revenues	478	494	336	310	487	478	487	9	2%	9	2%	177	57%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	478	494	336	310	487	478	487	9	2%	9	2%	177	57%

Expenses
Distribution expenses	45	47	50	65	56	45	56	11	24%	11	24%	(9)	(14)%
Interest credited to fixed accounts	160	156	163	167	169	160	169	9	6%	9	6%	2	1%
Benefits, claims, losses and settlement expenses	78	69	9	113	(129)	78	(129)	(207)	#	(207)	#	(242)	#
Amortization of deferred acquisition costs	94	91	96	295	219	94	219	125	#	125	#	(76)	(26)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	59	54	52	42	48	59	48	(11)	(19)%	(11)	(19)%	6	14%
Total expenses	436	417	370	682	363	436	363	(73)	(17)%	(73)	(17)%	(319)	(47)%
Pretax segment income (loss)	$42	$77	$(34)	$(372)	$124	$42	$124	$82	#	$82	#	$496	#

Income Statement Metrics
Pretax segment income (loss) margin (1)	8.8%	15.6%	(10.1)%	(120.0)%	25.5%	8.8%	25.5%	16.7%		16.7%		145.5%

Net Investment Income
Investment income on fixed maturities	$253	$245	$244	$243	$260	$253	$260	$7	3%	$7	3%	$17	7%
Realized gains (losses)	(20)	(5)	(156)	(169)	14	(20)	14	34	#	34	#	183	#
Other (including seed money)	4	(3)	(2)	18	10	4	10	6	#	6	#	(8)	(44)%
Total net investment income	$237	$237	$86	$92	$284	$237	$284	$47	20%	$47	20%	$192	#

Balance Sheet Metrics
Allocated equity	$2,005	$1,961	$2,228	$2,754	$2,774	$2,005	$2,774	$769	38%	$769	38%	$20	1%
Pretax return on allocated equity (1)	16.3%	16.3%	10.2%	(13.0)%	(8.7)%	16.3%	(8.7)%	(25.0)%		(25.0)%		4.3%

Other Metrics
Net variable annuity living benefits market impact (2), (3)	$(15)	$19	$27	$82	$267	$(15)	$267	$282	#	$282	#	$185	#
Total annuity net flows	$304	$428	$384	$951	$1,779	$304	$1,779	$1,475	#	$1,475	#	$828	87%

(1)	See non-GAAP Financial Information.

(2)	Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only.

(3)	Q3 2008 includes loss on derivatives related to Lehman Brothers bankruptcy.

#	Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax segment income (loss)	$20	$57	$82	$(257)	$82	$20	$82	$62	#	$62	#	$339	#
Allocated equity	$914	$900	$1,139	$1,315	$1,099	$914	$1,099	$185	20%	$185	20%	$(216)	(16)%
Pretax return on allocated equity	16.1%	18.0%	22.0%	(9.4)%	(3.4)%	16.1%	(3.4)%	(19.5)%		(19.5)%		6.0%

Fixed Annuities (1)
Pretax segment income (loss)	$22	$20	$(116)	$(115)	$42	$22	$42	$20	91%	$20	91%	$157	#
Allocated equity	$1,091	$1,061	$1,089	$1,439	$1,675	$1,091	$1,675	$584	54%	$584	54%	$236	16%
Pretax return on allocated equity	16.4%	15.0%	0.2%	(16.1)%	(13.3)%	16.4%	(13.3)%	(29.7)%		(29.7)%		2.8%

Variable Annuities Rollforward
Beginning balance	$57,182	$54,444	$54,742	$50,300	$43,280	$57,182	$43,280	$(13,902)	(24)%	$(13,902)	(24)%	$(7,020)	(14)%
Deposits	2,129	2,077	1,729	1,567	1,322	2,129	1,322	(807)	(38)%	(807)	(38)%	(245)	(16)%
Withdrawals and terminations	(1,278)	(1,266)	(1,161)	(1,058)	(994)	(1,278)	(994)	284	22%	284	22%	64	6%
Net flows	851	811	568	509	328	851	328	(523)	(61)%	(523)	(61)%	(181)	(36)%
Investment performance and interest credited	(3,577)	(531)	(5,006)	(7,528)	(2,137)	(3,577)	(2,137)	1,440	40%	1,440	40%	5,391	72%
Other	(12)	18	(4)	(1)	(3)	(12)	(3)	9	75%	9	75%	(2)	#
Total ending balance - contract accumulation values	$54,444	$54,742	$50,300	$43,280	$41,468	$54,444	$41,468	$(12,976)	(24)%	$(12,976)	(24)%	$(1,812)	(4)%

Variable annuities fixed sub-accounts	$5,389	$5,366	$5,496	$5,623	$5,919	$5,389	$5,919	$530	10%	$530	10%	$296	5%

Fixed Annuities Rollforward
Beginning balance	$12,463	$12,020	$11,759	$11,682	$12,228	$12,463	$12,228	$(235)	(2)%	$(235)	(2)%	$546	5%
Deposits	79	208	378	999	2,097	79	2,097	2,018	#	2,018	#	1,098	#
Withdrawals and terminations	(626)	(591)	(562)	(557)	(646)	(626)	(646)	(20)	(3)%	(20)	(3)%	(89)	(16)%
Net flows	(547)	(383)	(184)	442	1,451	(547)	1,451	1,998	#	1,998	#	1,009	#
Policyholder interest credited	92	102	103	107	126	92	126	34	37%	34	37%	19	18%
Other	12	20	4	(3)	—	12	—	(12)	#	(12)	#	3	#
Total ending balance - contract accumulation values	$12,020	$11,759	$11,682	$12,228	$13,805	$12,020	$13,805	$1,785	15%	$1,785	15%	$1,577	13%

Capitalized Interest	$2	$2	$2	$5	$10	$2	$10	$8	#	$8	#	$5	#

Payout Annuities Reserve Balance	$2,199	$2,139	$2,121	$2,105	$2,082	$2,199	$2,082	$(117)	(5)%	$(117)	(5)%	$(23)	(1)%

Tax Equivalent Spread - Fixed Annuities (2)
Gross rate of return on invested assets	5.4%	5.4%	5.3%	5.2%	5.5%	5.4%	5.5%	0.1%		0.1%		0.3%
Crediting rate excluding capitalized interest	(3.7)%	(3.7)%	(3.7)%	(3.8)%	(3.8)%	(3.7)%	(3.8)%	(0.1)%		(0.1)%		—
Tax equivalent margin spread	1.7%	1.7%	1.6%	1.4%	1.7%	1.7%	1.7%	—		—		0.3%

Total Variable Annuities DAC
Beginning balance	$2,086	$2,145	$2,186	$2,176	$2,063	$2,086	$2,063	$(23)	(1)%	$(23)	(1)%	$(113)	(5)%
Capitalization	103	97	83	60	61	103	61	(42)	(41)%	(42)	(41)%	1	2%
Amortization per income statement	(79)	(77)	(77)	(291)	(207)	(79)	(207)	(128)	#	(128)	#	84	29%
Cumulative effect of accounting change (3)	36	—	—	—	—	36	—	(36)	#	(36)	#	—	—
Other (FAS 115)	(1)	21	(16)	118	(23)	(1)	(23)	(22)	#	(22)	#	(141)	#
Total ending balance	$2,145	$2,186	$2,176	$2,063	$1,894	$2,145	$1,894	$(251)	(12)%	$(251)	(12)%	$(169)	(8)%

Total Fixed Annuities DAC
Beginning balance	$250	$238	$247	$217	$316	$250	$316	$66	26%	$66	26%	$99	46%
Capitalization	2	8	16	50	99	2	99	97	#	97	#	49	98%
Amortization per income statement	(15)	(14)	(19)	(4)	(12)	(15)	(12)	3	20%	3	20%	(8)	#
Cumulative effect of accounting change (3)	—	—	—	—	—	—	—	—	—	—	—	—	—
Other (FAS 115)	1	15	(27)	53	(37)	1	(37)	(38)	#	(38)	#	(90)	#
Total ending balance	$238	$247	$217	$316	$366	$238	$366	$128	54%	$128	54%	$50	16%

(1)             Includes payout annuities.

(2)             Attributable to interest sensitive products only, which have been approximately 97% of the total ending fixed annuities accumulation values in the periods reported.  Through October of 2008, the asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.  After October of 2008, the asset earnings rate is a calculated yield based on specifically assigned assets.

(3)             Reflects adoption of FAS 157 in 1st Qtr 2008.

#                 Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2009

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$15	$16	$14	$11	$10	$15	$10	$(5)	(33)%	$(5)	(33)%	$(1)	(9)%
Distribution fees	27	25	26	28	24	27	24	(3)	(11)%	(3)	(11)%	(4)	(14)%
Net investment income	83	85	42	42	99	83	99	16	19%	16	19%	57	#
Premiums	245	244	251	254	247	245	247	2	1%	2	1%	(7)	(3)%
Other revenues	113	110	209	115	115	113	115	2	2%	2	2%	—	—
Total revenues	483	480	542	450	495	483	495	12	2%	12	2%	45	10%
Banking and deposit interest expense	—	1	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	483	479	542	450	495	483	495	12	2%	12	2%	45	10%

Expenses
Distribution expenses	5	6	4	3	5	5	5	—	—	—	—	2	67%
Interest credited to fixed accounts	35	36	37	36	36	35	36	1	3%	1	3%	—	—
Benefits, claims, losses and settlement expenses	226	225	187	218	229	226	229	3	1%	3	1%	11	5%
Amortization of deferred acquisition costs	52	48	138	95	61	52	61	9	17%	9	17%	(34)	(36)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	63	51	72	65	53	63	53	(10)	(16)%	(10)	(16)%	(12)	(18)%
Total expenses	381	366	438	417	384	381	384	3	1%	3	1%	(33)	(8)%
Pretax segment income (loss)	$102	$113	$104	$33	$111	$102	$111	$9	9%	$9	9%	$78	#

Pretax Operating Earnings (1)
Pretax segment income (loss)	$102	$113	$104	$33	$111	$102	$111	$9	9%	$9	9%	$78	#
Realized (gains) losses	3	1	44	44	(7)	3	(7)	(10)	#	(10)	#	(51)	#
Total pretax operating earnings	$105	$114	$148	$77	$104	$105	$104	$(1)	(1)%	$(1)	(1)%	$27	35%

Income Statement Metrics
Pretax segment income (loss) margin	21.1%	23.6%	19.2%	7.3%	22.4%	21.1%	22.4%	1.3%		1.3%		15.1%
Pretax operating earnings margin (1)	21.7%	23.8%	27.3%	17.1%	21.0%	21.7%	21.0%	(0.7)%		(0.7)%		3.9%

Net Investment Income
Investment income on fixed maturities	$79	$76	$77	$75	$81	$79	$81	$2	3%	$2	3%	$6	8%
Realized gains (losses)	(3)	(1)	(44)	(44)	7	(3)	7	10	#	10	#	51	#
Other (including seed money)	7	10	9	11	11	7	11	4	57%	4	57%	—	—
Total net investment income	$83	$85	$42	$42	$99	$83	$99	$16	19%	$16	19%	$57	#

Balance Sheet Metrics
Allocated equity	$2,358	$2,366	$2,470	$2,339	$2,388	$2,358	$2,388	$30	1%	$30	1%	$49	2%
Pretax return on allocated equity	20.7%	20.1%	20.0%	14.9%	15.1%	20.7%	15.1%	(5.6)%		(5.6)%		0.2%

Product Information
Long Term Care
Pretax income (loss)	$—	$—	$(17)	$(12)	$10	$—	$10	$10	—	$10	—	$22	#
Allocated equity	$593	$586	$597	$561	$569	$593	$569	$(24)	(4)%	$(24)	(4)%	$8	1%
Pretax return on allocated equity	2.1%	0.9%	(2.6)%	(5.0)%	(3.3)%	2.1%	(3.3)%	(5.4)%		(5.4)%		1.7%

Protection excluding Long Term Care
Pretax income	$102	$113	$121	$45	$101	$102	$101	$(1)	(1)%	$(1)	(1)%	$56	#
Allocated equity	$1,765	$1,780	$1,873	$1,778	$1,819	$1,765	$1,819	$54	3%	$54	3%	$41	2%
Pretax return on allocated equity	26.8%	26.3%	27.3%	21.3%	21.1%	26.8%	21.1%	(5.7)%		(5.7)%		(0.2)%

(1)	See non-GAAP Financial Information.
#	Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$64	$64	$57	$43	$33	$64	$33	$(31)	(48)%	$(31)	(48)%	$(10)	(23)%
Term and whole life	4	5	4	5	3	4	3	(1)	(25)%	(1)	(25)%	(2)	(40)%
Disability insurance	4	4	3	3	1	4	1	(3)	(75)%	(3)	(75)%	(2)	(67)%
Auto and Home	156	155	166	154	165	156	165	9	6%	9	6%	11	7%
Total cash sales	$228	$228	$230	$205	$202	$228	$202	$(26)	(11)%	$(26)	(11)%	$(3)	(1)%

VUL / UL Policyholder Account Balances
Beginning balance	$9,836	$9,336	$9,303	$8,591	$7,570	$9,836	$7,570	$(2,266)	(23)%	$(2,266)	(23)%	$(1,021)	(12)%
Premiums and deposits	266	256	254	230	228	266	228	(38)	(14)%	(38)	(14)%	(2)	(1)%
Investment performance and interest	(493)	(33)	(627)	(965)	(260)	(493)	(260)	233	47%	233	47%	705	73%
Withdrawals and surrenders	(267)	(258)	(308)	(255)	(254)	(267)	(254)	13	5%	13	5%	1	—
Other	(6)	2	(31)	(31)	66	(6)	66	72	#	72	#	97	#
Total ending balance	$9,336	$9,303	$8,591	$7,570	$7,350	$9,336	$7,350	$(1,986)	(21)%	$(1,986)	(21)%	$(220)	(3)%

Premiums by Product
Term and whole life	$16	$14	$15	$14	$14	$16	$14	$(2)	(13)%	$(2)	(13)%	$—	—
Disability insurance	43	43	44	43	43	43	43	—	—	—	—	—	—
Long term care	31	28	31	31	29	31	29	(2)	(6)%	(2)	(6)%	(2)	(6)%
Auto and Home	148	151	154	157	156	148	156	8	5%	8	5%	(1)	(1)%
Intercompany premiums	7	8	7	9	5	7	5	(2)	(29)%	(2)	(29)%	(4)	(44)%
Total premiums by product	$245	$244	$251	$254	$247	$245	$247	$2	1%	$2	1%	$(7)	(3)%

Auto and Home Insurance
Policy count (thousands)	524	532	540	547	558	524	558	34	6%	34	6%	11	2%
Loss ratio	79.8%	75.8%	75.7%	80.4%	79.6%	79.8%	79.6%	(0.2)%		(0.2)%		(0.8)%
Expense ratio	16.8%	15.3%	20.5%	16.2%	14.8%	16.8%	14.8%	(2.0)%		(2.0)%		(1.4)%
Combined ratio	96.6%	91.1%	96.2%	96.6%	94.4%	96.6%	94.4%	(2.2)%		(2.2)%		(2.2)%

DAC Rollforward
Life and Health
Beginning balance	$1,998	$2,001	$2,016	$1,920	$1,946	$1,998	$1,946	$(52)	(3)%	$(52)	(3)%	$26	1%
Capitalization	45	43	40	40	29	45	29	(16)	(36)%	(16)	(36)%	(11)	(28)%
Amortization per income statement	(40)	(36)	(126)	(82)	(48)	(40)	(48)	(8)	(20)%	(8)	(20)%	34	41%
Other (FAS 115)	(2)	8	(10)	68	(7)	(2)	(7)	(5)	#	(5)	#	(75)	#
Total ending balance	$2,001	$2,016	$1,920	$1,946	$1,920	$2,001	$1,920	$(81)	(4)%	$(81)	(4)%	$(26)	(1)%

Life insurance in force	$188,643	$190,514	$192,002	$192,061	$192,022	$188,643	$192,022	$3,379	2%	$3,379	2%	$(39)	—

Net Amount at Risk	$58,395	$58,583	$58,001	$56,857	$55,578	$58,395	$55,578	$(2,817)	(5)%	$(2,817)	(5)%	$(1,279)	(2)%

Net Policyholder Reserves
VUL / UL	$8,293	$8,286	$7,604	$6,637	$6,360	$8,293	$6,360	$(1,933)	(23)%	$(1,933)	(23)%	$(277)	(4)%
Term and whole life	233	234	236	238	236	233	236	3	1%	3	1%	(2)	(1)%
Disability insurance	431	431	454	458	469	431	469	38	9%	38	9%	11	2%
Long term care and other	2,339	2,375	2,374	2,375	2,351	2,339	2,351	12	1%	12	1%	(24)	(1)%
Auto and Home loss and LAE reserves	333	319	308	308	303	333	303	(30)	(9)%	(30)	(9)%	(5)	(2)%
Total net policyholder reserves	$11,629	$11,645	$10,976	$10,016	$9,719	$11,629	$9,719	$(1,910)	(16)%	$(1,910)	(16)%	$(297)	(3)%

(1)    Includes lump sum deposits.

#      Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2009

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	8	12	(9)	(36)	(21)	8	(21)	(29)	#	(29)	#	15	42%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	2	2	—	22	51	2	51	49	#	49	#	29	#
Total revenues	10	14	(9)	(14)	30	10	30	20	#	20	#	44	#
Banking and deposit interest expense	1	—	—	1	1	1	1	—	—	—	—	—	—
Total net revenues	9	14	(9)	(15)	29	9	29	20	#	20	#	44	#

Expenses
Distribution expenses	—	1	—	—	1	—	1	1	—	1	—	1	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	26	28	27	28	26	26	26	—	—	—	—	(2)	(7)%
General and administrative expense	14	31	134	74	26	14	26	12	86%	12	86%	(48)	(65)%
Total expenses	40	60	161	102	53	40	53	13	33%	13	33%	(49)	(48)%

Pretax segment income (loss)	$(31)	$(46)	$(170)	$(117)	$(24)	$(31)	$(24)	$7	23%	$7	23%	$93	79%

Net Investment Income
Investment income on fixed maturities	$19	$18	$10	$5	$—	$19	$—	$(19)	#	$(19)	#	$(5)	#
Realized gains (losses)	(1)	—	1	(3)	—	(1)	—	1	#	1	#	3	#
Affordable housing	(7)	(8)	(7)	(17)	(6)	(7)	(6)	1	14%	1	14%	11	65%
Other	(3)	2	(13)	(21)	(15)	(3)	(15)	(12)	#	(12)	#	6	29%
Total net investment income	$8	$12	$(9)	$(36)	$(21)	$8	$(21)	$(29)	#	$(29)	#	$15	42%

Balance Sheet Metrics
Allocated equity	$1,730	$1,730	$1,224	$115	$482	$1,730	$482	$(1,248)	(72)%	$(1,248)	(72)%	$367	#

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

First Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	1 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$(13)	$(13)	$(13)	$(12)	$(23)	$(13)	$(23)	$(10)	(77)%	$(10)	(77)%	$(11)	(92)%
Distribution fees	(251)	(253)	(236)	(235)	(248)	(251)	(248)	3	1%	3	1%	(13)	(6)%
Net investment income	(2)	(2)	(2)	—	—	(2)	—	2	#	2	#	—	—
Premiums	(7)	(8)	(8)	(8)	(5)	(7)	(5)	2	29%	2	29%	3	38%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(273)	(276)	(259)	(255)	(276)	(273)	(276)	(3)	(1)%	(3)	(1)%	(21)	(8)%
Banking and deposit interest expense	(3)	(2)	(2)	(2)	(1)	(3)	(1)	2	67%	2	67%	1	50%
Total net revenues	(270)	(274)	(257)	(253)	(275)	(270)	(275)	(5)	(2)%	(5)	(2)%	(22)	(9)%

Expenses
Distribution expenses	(221)	(223)	(209)	(199)	(222)	(221)	(222)	(1)	—	(1)	—	(23)	(12)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(49)	(51)	(48)	(54)	(53)	(49)	(53)	(4)	(8)%	(4)	(8)%	1	2%
Total expenses	(270)	(274)	(257)	(253)	(275)	(270)	(275)	(5)	(2)%	(5)	(2)%	(22)	(9)%

Pretax segment income (loss)	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)    The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

First Quarter 2009

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(in millions, unaudited)	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
Assets
Cash and cash equivalents	$3,904	$3,373	$4,043	$6,228	$5,796
Investments	29,808	29,506	28,101	27,522	30,738
Separate account assets	58,442	58,725	52,762	44,746	42,014
Receivables	3,441	3,614	3,921	3,887	3,579
Deferred acquisition costs	4,453	4,513	4,374	4,383	4,237
Restricted and segregated cash	1,142	994	1,837	1,883	1,811
Other assets	3,616	3,444	4,013	6,928	6,406
Total assets	$104,806	$104,169	$99,051	$95,577	$94,581

Liabilities
Future policy benefits and claims	$27,164	$26,744	$26,981	$29,293	$30,956
Separate account liabilities	58,442	58,725	52,762	44,746	42,014
Customer deposits	6,303	6,378	7,723	8,229	8,465
Debt	2,018	2,018	2,080	2,027	1,922
Accounts payable and accrued expenses	836	890	758	887	713
Other liabilities	2,075	1,714	1,638	3,928	3,874
Total liabilities	96,838	96,469	91,942	89,110	87,944

Shareholders’ Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,637	4,649	4,704	4,688	4,719
Retained earnings	4,938	5,111	5,004	4,592	4,815
Treasury stock	(1,710)	(1,927)	(2,021)	(2,012)	(2,021)
Accumulated other comprehensive income (loss), net of tax	(287)	(522)	(973)	(1,093)	(1,132)
Total Ameriprise Financial shareholders’ equity	7,581	7,314	6,717	6,178	6,384
Noncontrolling interest	387	386	392	289	253
Total equity	7,968	7,700	7,109	6,467	6,637
Total liabilities and shareholders’ equity	$104,806	$104,169	$99,051	$95,577	$94,581

Ameriprise Financial, Inc.

Capital and Ratings Information

(in millions unless otherwise noted, unaudited)	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
Debt Summary
Senior notes	$1,500	$1,500	$1,500	$1,500	$1,500
Junior subordinated notes (2)	500	500	500	457	344

Non-recourse debt
Debt for inverse floaters	18	18	12	6	6
Debt of property fund limited partnerships	—	—	68	64	72
Total non-recourse debt	18	18	80	70	78
Total debt	$2,018	$2,018	$2,080	$2,027	$1,922

Total debt	$2,018	$2,018	$2,080	$2,027	$1,922
Total non-recourse debt	(18)	(18)	(80)	(70)	(78)
Total debt excluding non-recourse debt (1)	2,000	2,000	2,000	1,957	1,844
Junior subordinated notes 75% equity credit (2)	(375)	(375)	(375)	(343)	(258)
Total debt excluding non-recourse debt and 75% equity credit (1),(2)	$1,625	$1,625	$1,625	$1,614	$1,586

Total Ameriprise Financial shareholders’ equity	$7,581	$7,314	$6,717	$6,178	$6,384
Total capital	9,599	9,332	8,797	8,205	8,306
Total capital excluding non-recourse debt (1)	$9,581	$9,314	$8,717	$8,135	$8,228

Other Information
Debt to total capital	21.0%	21.6%	23.6%	24.7%	23.1%
Debt to total capital excluding non-recourse debt (1)	20.9%	21.5%	22.9%	24.1%	22.4%
Debt to total capital excluding non-recourse debt and 75% equity credit (1)	17.0%	17.4%	18.6%	19.8%	19.3%

Ratings (as of March 31, 2009)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1)	See non-GAAP Financial Information.
(2)	The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.
(3)	For the most current ratings information, please see the individual rating agency’s website.

Ameriprise Financial, Inc.

Investments

(in millions unless otherwise noted, unaudited)	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
Cash and cash equivalents	$3,904	$3,373	$4,043	$6,228	$5,796

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	13,493	13,319	12,593	12,599	12,969

Mortgage backed securities	6,155	6,013	5,741	5,235	6,720
Commercial mortgage backed securities	2,944	2,841	2,711	2,733	3,438
Asset backed securities	1,031	1,073	1,053	958	1,305
Total mortgage and other asset backed securities	10,130	9,927	9,505	8,926	11,463

Structured investments	42	38	35	50	38
State and municipal obligations	1,004	991	923	873	947
US government and agencies obligations	333	326	265	271	188
Foreign government bonds and obligations	113	110	107	107	105
Common and preferred stocks	51	54	49	37	23
Other AFS	20	26	18	10	29
Total other	1,563	1,545	1,397	1,348	1,330
Total available-for-sale securities	25,186	24,791	23,495	22,873	25,762

Commercial mortgage loans	3,127	3,058	2,939	2,906	2,871
Allowance for loan losses	(18)	(18)	(18)	(19)	(19)
Commercial mortgage loans, net	3,109	3,040	2,921	2,887	2,852

Policy loans	713	725	730	729	722
Trading securities	428	379	374	501	874
Other investments	372	571	581	532	528
Total investments	29,808	29,506	28,101	27,522	30,738

Total cash, cash equivalents and investments	$33,712	$32,879	$32,144	$33,750	$36,534

SFAS 115 Mark-to-market AFS	$(500)	$(915)	$(1,517)	$(1,835)	$(1,819)

AFS Fixed Maturity Asset Quality - %
AAA	44%	42%	41%	40%	42%
AA	10%	10%	8%	7%	6%
AFS securities AA and above	54%	52%	49%	47%	48%
A	16%	17%	17%	19%	15%
BBB	24%	24%	27%	29%	31%
Below investment grade	6%	7%	7%	5%	6%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade as a % of Total cash and investments	5%	7%	7%	5%	6%

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.

This report contains certain non-GAAP measures, which our management views as important indicators of financial performance. These non-GAAP measures, include:

• Pretax income (loss) margin and Pretax segment income (loss) margin;

• Net income (loss) attributable to Ameriprise Financial margin;

• Pretax return on allocated equity;

• Total debt excluding non-recourse debt;

• Total debt excluding non-recourse debt and 75% equity credit;

• Total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt and 75% equity credit;

• Pretax operating earnings; and

• Pretax operating earnings margin.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflects the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and with a 75%

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial advice and full service brokerage and banking services, primarily to retail clients, through our financial advisors. Our advisors distribute a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment are fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (distribution fees) for distributing non-proprietary products and earns intersegment revenues (distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Threadneedle Investments predominantly provides international investment products and services, and RiverSource Investments predominantly provides domestic products and services. Domestic retail products are primarily distributed through our Advice & Wealth Management segment and also through third-party distribution. International retail products are primarily distributed through third parties. Products accessed by consumers on a retail basis include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our  Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource Life variable and fixed annuity products to our retail clients primarily distributed through our Advice & Wealth Management segment and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on underlying account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting annuity benefits reserves and capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our Advice & Wealth Management segment. Our property-casualty products are sold direct, primarily through affinity relationships. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including unallocated equity and other revenues from various investments as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss), to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries. For the Corporate & Other segment, allocated equity also includes any excess capital.

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation, Delta Loyalty Management Services, Inc. and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total Ameriprise Financial shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Debt to Total Capital Ratio - A ratio comprised of total debt divided by Total Capital. We also present debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and a 75% equity credit for our junior subordinated debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”) - EITF 04-5 provides guidance on whether a partnership should be consolidated by one of its partners. Our adoption of EITF 04-5 effective January 1, 2006 resulted in the consolidation of certain limited partnerships for which we are the general partner. As a result, we consolidate certain property fund limited partnerships managed by Threadneedle Investments and certain hedge funds managed by RiverSource Investments.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in force - The total amount of all life insurance death benefits currently insured by our company.

Managed External Client Assets - Managed external client assets include client assets for which we provide investment management services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Owned Assets - Managed owned assets include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries.

Net Amount at Risk - Life insurance in force less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income (Loss) Margin - A ratio representing net income as a percentage of total net revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Segment Income (Loss) or Pretax Income (Loss) - Income (loss) before net income (loss) attributable to noncontrolling interest and income tax provision (benefit).

Pretax Segment Income (Loss) Margin or Pretax Income (Loss) Margin - A ratio representing pretax income (loss) or pretax segment income (loss) as a percentage of total net revenues.

Pretax Operating Earnings - Pretax segment income (loss) plus or minus net realized gains (losses).

Pretax Operating Earnings Margin - A ratio representing pretax operating earnings as a percentage of total net revenues.

Pretax Return on Allocated Equity - Calculated using pretax income (loss) for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable entity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

SOP 05-1 (“Statement of Position”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” - SOP 05-1 provides guidance on accounting for DAC associated with any insurance or annuity contract that is significantly modified or internally replaced with another contract.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Threadneedle - Threadneedle Asset Management Holdings Limited is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Capital - Total Ameriprise Financial shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

First Quarter 2009

Domestic Mutual Fund Performance and

Lipper Ranking

Equity Fund Performance & Lipper Ranking

As of March 31, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
Seligman Emerging Markets Fund (2)	61.60	3/31/2009	2.53	-45.14	23%	-7.26	16%	5.44	27%	6.18	75%	5/28/1996	2.91	5/31/1996	58%	5.75	-48.29	-9.07	4.20	5.55	2.44
Lipper Fund Ranking / Total Funds in Category					72 / 314		34 / 217		49 / 182		78 / 103				33 / 56
Threadneedle Emerging Markets Fund	245.50	3/31/2009	1.87	-50.00	54%	-9.93	45%	3.97	54%	6.97	61%	11/13/1996	4.06	11/14/1996	45%	5.75	-52.88	-11.69	2.75	6.34	3.57
Lipper Fund Ranking / Total Funds in Category					168 / 314		98 / 217		97 / 182		63 / 103				29 / 64
Equity Income Funds
RiverSource Diversified Equity Income Fund	3,488.80	3/31/2009	1.08	-41.71	81%	-14.67	79%	-2.58	34%	1.24	21%	10/15/1990	8.08	10/18/1990	39%	5.75	-45.06	-16.34	-3.73	0.65	7.73
Lipper Fund Ranking / Total Funds in Category					241 / 297		185 / 235		62 / 182		21 / 103				10 / 25
RiverSource Dividend Opportunity Fund	941.00	3/31/2009	1.11	-37.54	58%	-11.43	50%	-2.25	27%	-1.90	75%	8/1/1988	6.29	8/31/1988	81%	5.75	-41.13	-13.16	-3.40	-2.47	5.99
Lipper Fund Ranking / Total Funds in Category					172 / 297		116 / 235		49 / 182		78 / 103				17 / 20
European Region Funds
Threadneedle European Equity Fund	53.70	3/31/2009	1.58	-41.84	8%	-10.15	10%	0.32	25%			6/26/2000	-3.23	6/26/2000	65%	5.75	-45.18	-11.91	-0.86		-3.88
Lipper Fund Ranking / Total Funds in Category					8 / 113		9 / 96		22 / 89						39 / 59
Extended U.S. Large-Cap Core Funds
RiverSource 120/20 Contrarian Equity Fund	28.80	3/31/2009	2.01	-38.66	55%							10/18/2007	-37.49	10/18/2007	69%	5.75	-42.19				-39.99
Lipper Fund Ranking / Total Funds in Category					25 / 45										20 / 28
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	1,163.40	3/31/2009	1.04	-29.77	72%	-9.25	69%	-1.38	54%	0.11	67%	1/23/1985	8.38	1/31/1985	50%	5.75	-33.81	-11.02	-2.54	-0.48	8.12
Lipper Fund Ranking / Total Funds in Category					128 / 179		75 / 108		46 / 85		34 / 50				3 / 5
Global Large Cap Growth Funds
Seligman Global Growth Fund (2)	15.50	3/31/2009	2.24	-48.05	77%	-16.60	79%	-7.59	81%	-5.24	94%	11/1/1995	-0.16	11/2/1995	95%	5.75	-51.03	-18.23	-8.68	-5.80	-0.60
Lipper Fund Ranking / Total Funds in Category					68 / 88		56 / 70		41 / 50		31 / 32				17 / 17
Threadneedle Global Equity Fund	385.90	3/31/2009	1.46	-41.98	48%	-13.15	41%	-1.07	12%	-3.01	82%	5/29/1990	2.74	5/31/1990	75%	5.75	-45.31	-14.85	-2.23	-3.58	2.42
Lipper Fund Ranking / Total Funds in Category					42 / 88		29 / 70		6 / 50		27 / 32				3 / 3
Global Multi Cap Growth Funds
Threadneedle Global Equity Income Fund	19.60	3/31/2009	4.62									8/1/2008	-37.15			5.75					-40.77
Lipper Fund Ranking / Total Funds in Category
Global Real Estate Funds
Seligman LaSalle Global Real Estate Fund (2)	9.20	3/31/2009	2.52	-63.79	98%							12/28/2006	-41.53	12/28/2006	97%	5.75	-65.87				-43.05
Lipper Fund Ranking / Total Funds in Category					83 / 84										52 / 53
Global Small-/Mid-Cap Funds
Seligman Global Smaller Companies Fund (2)	65.10	3/31/2009	1.93	-48.55	77%	-20.51	74%	-5.77	69%	-2.29	93%	8/31/1992	3.90	8/31/1992	58%	5.75	-51.51	-22.06	-6.88	-2.87	3.53
Lipper Fund Ranking / Total Funds in Category					54 / 70		44 / 59		39 / 56		26 / 27				4 / 6
Global Science & Technology Funds
RiverSource Global Technology Fund	93.10	3/31/2009	1.45	-32.49	26%	-11.39	36%	-3.17	33%	-4.67	48%	11/13/1996	1.08	11/14/1996	72%	5.75	-36.37	-13.13	-4.31	-5.23	0.60
Lipper Fund Ranking / Total Funds in Category					21 / 82		28 / 77		23 / 70		10 / 20				10 / 13
Seligman Global Technology Fund	217.70	3/31/2009	1.77	-24.24	2%	-7.23	2%	-0.47	2%	0.22	15%	5/23/1994	7.87	5/26/1994	25%	5.75	-28.59	-9.04	-1.64	-0.37	7.44
Lipper Fund Ranking / Total Funds in Category					1 / 82		1 / 77		1 / 70		3 / 20				1 / 3
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	109.40	3/31/2009	1.33	-19.65	25%	0.64	59%	6.00	70%	13.25	84%	4/22/1985	7.25	4/30/1985	40%	5.75	-24.27	-1.33	4.75	12.58	6.98
Lipper Fund Ranking / Total Funds in Category					17 / 67		31 / 52		34 / 48		25 / 29				4 / 9
Industrials Funds
RiverSource Recovery and Infrastructure Fund	38.30	3/31/2009	1.98									2/19/2009	5.21			5.75					-0.84
Lipper Fund Ranking / Total Funds in Category
International Large Cap Core Funds
Threadneedle International Opportunity Fund	308.60	3/31/2009	1.45	-42.60	15%	-13.16	20%	-1.71	24%	-3.00	86%	11/15/1984	5.87	11/30/1984	84%	5.75	-45.90	-14.85	-2.86	-3.57	5.62
Lipper Fund Ranking / Total Funds in Category					41 / 282		48 / 241		51 / 214		107 / 124				5 / 5
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	273.10	3/31/2009	1.43	-52.96	91%							5/18/2006	-18.67	5/18/2006	80%	5.75	-55.67				-20.34
Lipper Fund Ranking / Total Funds in Category					177 / 195										111 / 139
RiverSource Partners International Select Growth Fund (2)	301.90	3/31/2009	1.56	-48.54	60%	-15.34	60%	-1.73	49%			9/28/2001	2.21	9/28/2001	49%	5.75	-51.49	-16.99	-2.88		1.40
Lipper Fund Ranking / Total Funds in Category					117 / 195		80 / 134		50 / 102						38 / 77
Seligman International Growth Fund (2)	32.90	3/31/2009	2.10	-56.62	98%	-20.45	96%	-8.54	92%	-8.18	95%	4/2/1992	-0.81	4/2/1992	86%	5.75	-59.12	-22.00	-9.62	-8.72	-1.15
Lipper Fund Ranking / Total Funds in Category					192 / 195		129 / 134		94 / 102		35 / 36				6 / 6
International Multi Cap Value Funds
RiverSource Partners International Select Value Fund (2)	703.40	3/31/2009	1.29	-51.05	94%	-19.29	87%	-3.83	77%			9/28/2001	1.96	9/28/2001	73%	5.75	-53.86	-20.87	-4.97		1.16
Lipper Fund Ranking / Total Funds in Category					127 / 135		83 / 95		58 / 75						43 / 58
International Small/Mid Cap Growth Funds
RiverSource Partners International Small Cap Fund (2)	40.60	3/31/2009	1.97	-51.75	67%	-19.25	64%	-5.79	93%			10/3/2002	3.84	10/3/2002	88%	5.75	-54.52	-20.83	-6.90		2.89
Lipper Fund Ranking / Total Funds in Category					62 / 92		55 / 85		63 / 67						51 / 57

Equity Fund Performance & Lipper Ranking

As of March 31, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Large Cap Core Funds
RiverSource Large Cap Equity Fund	1,972.70	3/31/2009	1.05	-44.06	95%	-17.39	93%	-8.07	93%			3/28/2002	-5.71	3/28/2002	91%	5.75	-47.28	-19.01	-9.15		-6.51
Lipper Fund Ranking / Total Funds in Category					846 / 891		715 / 768		592 / 639						477 / 527
RiverSource Disciplined Equity Fund	1,700.70	3/31/2009	0.96	-40.37	83%	-15.01	79%	-5.78	68%			4/24/2003	-1.10	4/24/2003	61%	5.75	-43.80	-16.67	-6.89		-2.08
Lipper Fund Ranking / Total Funds in Category					738 / 891		602 / 768		434 / 639						358 / 589
Large Cap Growth Funds
RiverSource Growth Fund	1,072.30	3/31/2009	1.04	-39.45	83%	-16.79	96%	-6.65	89%	-7.50	94%	3/1/1972	9.37	3/31/1972	47%	5.75	-42.93	-18.41	-7.75	-8.05	9.20
Lipper Fund Ranking / Total Funds in Category					655 / 790		644 / 675		499 / 564		266 / 285				13 / 27
Seligman Growth Fund	216.30	3/31/2009	1.35	-38.71	78%	-12.13	50%	-4.98	53%	-5.74	80%	12/31/1936	^			5.75	-42.23	-13.84	-6.10	-6.30	^
Lipper Fund Ranking / Total Funds in Category					616 / 790		337 / 675		295 / 564		226 / 285
Large Cap Value Fund
RiverSource Disciplined Large Cap Value Fund	110.10	3/31/2009	4.21									8/1/2008	-44.76			5.75					-47.93
Lipper Fund Ranking / Total Funds in Category
RiverSource Equity Value Fund	508.80	3/31/2009	1.06	-39.50	50%	-13.56	38%	-2.58	10%	-0.98	47%	3/20/1995	4.54	3/23/1995	63%	5.75	-42.98	-15.25	-3.73	-1.57	4.10
Lipper Fund Ranking / Total Funds in Category					292 / 591		189 / 500		41 / 417		90 / 191				65 / 103
RiverSource Large Cap Value Fund	33.70	3/31/2009	1.31	-42.04	82%	-16.25	81%	-6.80	85%			6/27/2002	-2.82	6/27/2002	83%	5.75	-45.37	-17.89	-7.90		-3.67
Lipper Fund Ranking / Total Funds in Category					480 / 591		402 / 500		353 / 417						272 / 327
Seligman Large Cap Value Fund	121.40	3/31/2009	1.51	-41.34	73%	-13.55	38%	-3.35	18%	-0.97	46%	4/25/1997	2.32	4/25/1997	38%	5.75	-44.71	-15.24	-4.48	-1.55	1.81
Lipper Fund Ranking / Total Funds in Category					427 / 591		188 / 500		73 / 417		87 / 191				15 / 39
Long-Short Equity Funds
Threadneedle Global Extended Alpha Fund	5.70	3/31/2009	5.55									8/1/2008	-36.10			5.75					-39.77
Lipper Fund Ranking / Total Funds in Category
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund	164.20	3/31/2009	1.32	-40.47	73%							5/18/2006	-20.72	5/18/2006	95%	5.75	-43.89				-22.34
Lipper Fund Ranking / Total Funds in Category					260 / 358										274 / 290
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	459.70	3/31/2009	1.16	-33.53	15%	-14.55	49%	-5.10	65%	-0.81	64%	6/4/1957	^			5.75	-37.35	-16.22	-6.22	-1.40	^
Lipper Fund Ranking / Total Funds in Category					82 / 565		240 / 489		258 / 401		120 / 188
RiverSource Partners Aggressive Growth Fund (2)	279.60	3/31/2009	1.65	-42.28	78%	-14.30	46%	-4.03	53%			4/24/2003	2.76	4/24/2003	34%	5.75	-45.60	-15.98	-5.16		1.74
Lipper Fund Ranking / Total Funds in Category					438 / 565		225 / 489		210 / 401						123 / 365
Seligman Capital Fund	184.00	3/31/2009	1.49	-41.23	68%	-16.29	70%	-6.60	78%	-0.43	57%	12/24/1969	10.16	12/31/1969	9%	5.75	-44.61	-17.92	-7.70	-1.02	9.99
Lipper Fund Ranking / Total Funds in Category					381 / 565		343 / 489		311 / 401		107 / 188				1 / 11
Mid Cap Value Funds
RiverSource Mid Cap Value Fund	1,486.60	3/31/2009	1.28	-44.37	84%	-16.22	61%	-2.82	25%			2/14/2002	1.77	2/14/2002	23%	5.75	-47.57	-17.85	-3.96		0.93
Lipper Fund Ranking / Total Funds in Category					301 / 361		179 / 293		53 / 218						36 / 156
RiverSource Partners Select Value Fund (2)	225.80	3/31/2009	1.53	-37.76	38%	-13.16	19%	-4.59	61%			3/8/2002	-0.62	3/8/2002	45%	5.75	-41.34	-14.85	-5.71		-1.45
Lipper Fund Ranking / Total Funds in Category					136 / 361		55 / 293		132 / 218						72 / 161
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund	8.00	3/31/2009	1.49	-26.24	59%							5/18/2006	-7.54	5/18/2006	67%	5.75	-30.48				-9.43
Lipper Fund Ranking / Total Funds in Category					104 / 178										69 / 102
Mixed-Asset Target 2015 Funds
RiverSource Retirement Plus 2015 Fund	16.90	3/31/2009	1.31	-30.55	64%							5/18/2006	-9.47	5/18/2006	66%	5.75	-34.55				-11.32
Lipper Fund Ranking / Total Funds in Category					76 / 118										34 / 51
Seligman TargETFund 2015	22.00	3/31/2009	1.50	-37.59	94%	-13.39	94%					10/3/2005	-9.29	10/3/2005	94%	5.75	-41.18	-15.08			-10.81
Lipper Fund Ranking / Total Funds in Category					111 / 118		40 / 42								40 / 42
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2020 Fund	17.60	3/31/2009	1.29	-34.17	77%							5/18/2006	-11.19	5/18/2006	71%	5.75	-37.96				-13.00
Lipper Fund Ranking / Total Funds in Category					121 / 158										61 / 86
Mixed-Asset Target 2025 Funds
RiverSource Retirement Plus 2025 Fund	19.70	3/31/2009	1.34	-35.97	67%							5/18/2006	-12.34	5/18/2006	55%	5.75	-39.66				-14.13
Lipper Fund Ranking / Total Funds in Category					69 / 103										20 / 36
Seligman TargETFund 2025	24.30	3/31/2009	1.56	-40.57	91%	-14.72	82%					10/3/2005	-10.11	10/3/2005	85%	5.75	-43.98	-16.39			-11.62
Lipper Fund Ranking / Total Funds in Category					94 / 103		26 / 31								27 / 31
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2030 Fund	21.60	3/31/2009	1.32	-36.05	52%							5/18/2006	-12.20	5/18/2006	41%	5.75	-39.72				-13.99
Lipper Fund Ranking / Total Funds in Category					79 / 151										34 / 83
Mixed-Asset Target 2035 Funds
RiverSource Retirement Plus 2035 Fund	13.60	3/31/2009	1.51	-36.14	40%							5/18/2006	-12.46	5/18/2006	40%	5.75	-39.81				-14.25
Lipper Fund Ranking / Total Funds in Category					39 / 98										13 / 32
Seligman TargETFund 2035	6.50	3/31/2009	2.53	-40.29	79%							10/2/2006	-16.49	10/2/2006	58%	5.75	-43.72				-18.45
Lipper Fund Ranking / Total Funds in Category					78 / 98										26 / 44

Equity Fund Performance & Lipper Ranking

As of March 31, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2040 Fund	9.20	3/31/2009	1.66	-35.94	21%							5/18/2006	-12.20	5/18/2006	16%	5.75	-39.63				-13.99
Lipper Fund Ranking / Total Funds in Category					29 / 143										12 / 76
Mixed-Asset Target 2045 Funds
RiverSource Retirement Plus 2045 Fund	8.70	3/31/2009	2.10	-36.13	32%							5/18/2006	-12.36	5/18/2006	32%	5.75	-39.80				-14.15
Lipper Fund Ranking / Total Funds in Category					28 / 89										7 / 21
Seligman TargETFund 2045	3.50	3/31/2009	3.09	-40.44	67%							10/2/2006	-16.55	10/2/2006	42%	5.75	-43.87				-18.51
Lipper Fund Ranking / Total Funds in Category					60 / 89										15 / 35
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund	209.60	3/31/2009	1.06	-11.10	15%	-0.90	17%	1.08	18%			3/4/2004	1.15	3/4/2004	17%	4.75	-15.32	-2.50	0.10		0.18
Lipper Fund Ranking / Total Funds in Category					63 / 433		57 / 336		36 / 201						33 / 201
RiverSource Portfolio Builder Moderate Conservative Fund	334.30	3/31/2009	1.09	-17.61	54%	-3.38	46%	0.35	31%			3/4/2004	0.38	3/4/2004	31%	4.75	-21.52	-4.94	-0.62		-0.58
Lipper Fund Ranking / Total Funds in Category					232 / 433		152 / 336		62 / 201						61 / 201
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund	778.20	3/31/2009	1.21	-29.94	55%	-8.80	51%	-1.84	38%			3/4/2004	-1.84	3/4/2004	35%	5.75	-33.97	-10.58	-2.99		-2.98
Lipper Fund Ranking / Total Funds in Category					370 / 682		274 / 542		171 / 449						152 / 445
Seligman Income and Growth Fund	35.40	3/31/2009	1.46	-34.99	86%	-13.37	92%	-6.57	97%	-3.59	98%	3/31/1947	^			5.75	-38.73	-15.06	-7.67	-4.16	^
Lipper Fund Ranking / Total Funds in Category					581 / 682		495 / 542		435 / 449		245 / 249
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	502.10	3/31/2009	0.95	-29.54	78%	-9.27	77%	-3.10	78%	-3.20	99%	4/16/1940	^			5.75	-33.59	-11.04	-4.24	-3.77	^
Lipper Fund Ranking / Total Funds in Category					404 / 523		301 / 392		226 / 290		153 / 154
RiverSource Portfolio Builder Moderate Fund	837.80	3/31/2009	1.13	-24.08	39%	-6.10	33%	-0.62	25%			3/4/2004	-0.56	3/4/2004	21%	5.75	-28.45	-7.94	-1.79		-1.72
Lipper Fund Ranking / Total Funds in Category					202 / 523		129 / 392		72 / 290						60 / 285
Seligman Asset Allocation Balanced Fund	7.60	3/31/2009	2.19	-38.50	96%	-13.59	94%	-5.53	95%			1/10/2000	-4.84	1/10/2000	100%	5.75	-42.03	-15.28	-6.64		-5.45
Lipper Fund Ranking / Total Funds in Category					502 / 523		367 / 392		274 / 290						158 / 158
Seligman TargETFund Core	50.00	3/31/2009	1.34	-30.95	86%	-9.57	79%					10/3/2005	-7.06	10/3/2005	81%	5.75	-34.92	-11.33			-8.63
Lipper Fund Ranking / Total Funds in Category					450 / 523		308 / 392								298 / 368
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund	307.60	3/31/2009	1.13	-36.03	29%							5/17/2007	-26.03	5/17/2007	32%	5.75	-39.70				-28.33
Lipper Fund Ranking / Total Funds in Category					222 / 774										226 / 718
RiverSource Partners Fundamental Value Fund (2)	456.70	3/31/2009	1.27	-42.18	82%	-15.04	66%	-5.97	73%			6/18/2001	-3.02	6/18/2001	60%	5.75	-45.51	-16.70	-7.07		-3.76
Lipper Fund Ranking / Total Funds in Category					629 / 774		410 / 629		341 / 470						177 / 296
RiverSource Portfolio Builder Aggressive Fund	354.80	3/31/2009	1.28	-35.37	24%	-11.71	17%	-3.13	19%			3/4/2004	-3.20	3/4/2004	16%	5.75	-39.09	-13.44	-4.27		-4.33
Lipper Fund Ranking / Total Funds in Category					179 / 774		104 / 629		87 / 470						72 / 461
RiverSource Portfolio Builder Total Equity Fund	292.50	3/31/2009	1.33	-40.89	72%	-14.73	61%	-4.53	46%			3/4/2004	-4.67	3/4/2004	39%	5.75	-44.29	-16.40	-5.65		-5.77
Lipper Fund Ranking / Total Funds in Category					558 / 774		381 / 629		215 / 470						179 / 461
Seligman Asset Allocation Aggressive Growth Fund	10.20	3/31/2009	2.30	-42.08	81%	-15.33	70%	-4.37	41%			1/10/2000	-3.54	1/10/2000	64%	5.75	-45.41	-16.99	-5.50		-4.16
Lipper Fund Ranking / Total Funds in Category					624 / 774		438 / 629		192 / 470						138 / 215
Seligman Asset Allocation Growth Fund	15.60	3/31/2009	2.19	-44.08	91%	-16.16	81%	-5.17	60%			1/10/2000	-4.04	1/10/2000	70%	5.75	-47.30	-17.80	-6.28		-4.65
Lipper Fund Ranking / Total Funds in Category					701 / 774		506 / 629		280 / 470						150 / 215
Seligman Asset Allocation Moderate Growth Fund	17.00	3/31/2009	2.08	-42.90	86%	-15.43	71%	-5.24	62%			1/10/2000	-4.21	1/10/2000	74%	5.75	-46.18	-17.08	-6.36		-4.83
Lipper Fund Ranking / Total Funds in Category					660 / 774		447 / 629		291 / 470						159 / 215
Seligman Common Stock Fund	85.50	3/31/2009	1.33	-45.26	96%	-19.30	97%	-9.55	97%	-7.28	98%	12/31/1929	^			5.75	-48.41	-20.87	-10.62	-7.82	^
Lipper Fund Ranking / Total Funds in Category					740 / 774		608 / 629		456 / 470		184 / 187
Real Estate Funds
RiverSource Real Estate Fund	113.30	3/31/2009	1.45	-58.10	42%	-25.14	41%	-7.74	23%			3/4/2004	-7.07	3/4/2004	24%	5.75	-60.51	-26.60	-8.82		-8.15
Lipper Fund Ranking / Total Funds in Category					110 / 261		87 / 214		41 / 184						40 / 167
Seligman LaSalle Monthly Dividend Real Estate Fund (2)	18.80	3/31/2009	1.79	-66.77	90%	-33.36	89%	-16.91	89%			7/16/2003	-10.98	7/16/2003	93%	5.75	-68.68	-34.66	-17.89		-11.90
Lipper Fund Ranking / Total Funds in Category					234 / 261		190 / 214		163 / 184						128 / 138
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)	100.00	3/31/2009	0.74	-38.09	23%	-13.32	39%	-5.22	60%			10/25/1999	-3.88	10/28/1999	75%	N/A	-38.09	-13.32	-5.22		-3.88
Science & Technology Funds
Seligman Communications & Information Fund	2,382.40	3/31/2009	1.46	-18.90	4%	-4.47	8%	1.87	10%	1.71	16%	6/23/1983	12.36	6/30/1983	20%	5.75	-23.56	-6.34	0.67	1.11	12.11
Lipper Fund Ranking / Total Funds in Category					6 / 155		11 / 139		12 / 126		7 / 44				1 / 4

Equity Fund Performance & Lipper Ranking

As of March 31, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns at POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Small Cap Core Funds
RiverSource Partners Small Cap Equity Fund (2)	107.80	3/31/2009	1.70	-38.75	56%	-18.36	64%	-5.71	54%			3/8/2002	-2.30	3/8/2002	70%	5.75	-42.27	-19.96	-6.82		-3.11
Lipper Fund Ranking / Total Funds in Category					423 / 762		388 / 610		262 / 486						273 / 393
RiverSource Partners Small Cap Value Fund (2)	257.30	3/31/2009	1.57	-38.74	56%	-17.14	47%	-5.58	52%			6/18/2001	0.66	6/18/2001	38%	5.75	-42.26	-18.76	-6.69		-0.10
Lipper Fund Ranking / Total Funds in Category					420 / 762		284 / 610		252 / 486						125 / 335
RiverSource Small Cap Advantage Fund	119.40	3/31/2009	1.34	-40.94	79%	-21.06	90%	-8.34	90%			5/4/1999	-0.74	5/6/1999	93%	5.75	-44.34	-22.60	-9.42		-1.33
Lipper Fund Ranking / Total Funds in Category					600 / 762		544 / 610		434 / 486						216 / 233
RiverSource Small Company Index Fund	306.50	3/31/2009	1.04	-38.15	44%	-16.84	43%	-4.56	35%	3.40	57%	8/19/1996	4.14	8/22/1996	65%	5.75	-41.71	-18.47	-5.68	2.79	3.65
Lipper Fund Ranking / Total Funds in Category					331 / 762		260 / 610		170 / 486		130 / 229				63 / 97
Seligman Smaller Cap Value Fund	100.00	3/31/2009	1.71	-42.14	86%	-17.82	56%	-7.12	76%	3.83	50%	4/25/1997	3.43	4/25/1997	78%	5.75	-45.47	-19.43	-8.21	3.21	2.92
Lipper Fund Ranking / Total Funds in Category					650 / 762		338 / 610		369 / 486		115 / 229				31 / 39
Small Cap Growth Funds
RiverSource Partners Small Cap Growth Fund (2)	82.60	3/31/2009	1.79	-42.01	83%	-18.61	66%	-7.68	74%			1/24/2001	-6.49	1/24/2001	74%	5.75	-45.34	-20.20	-8.76		-7.17
Lipper Fund Ranking / Total Funds in Category					488 / 593		334 / 506		306 / 413						219 / 295
Seligman Frontier Fund	31.20	3/31/2009	2.06	-34.40	21%	-15.53	27%	-6.87	61%	-2.00	80%	12/10/1984	7.21	12/31/1984	70%	5.75	-38.17	-17.18	-7.97	-2.58	6.95
Lipper Fund Ranking / Total Funds in Category					124 / 593		134 / 506		250 / 413		166 / 207				7 / 9
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund	47.00	3/31/2009	1.59	-39.28	50%	-20.18	71%					2/16/2006	-18.42	2/16/2006	72%	5.75	-42.77	-21.74			-19.96
Lipper Fund Ranking / Total Funds in Category					164 / 329		199 / 280								195 / 270

^	Since fund inception returns and rankings are not available. Actual fund inception date pre-dates data in Lipper database.
(1)	Since inception returns for periods less than one year in length are cumulative.
(2)	Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.
(3)	RiverSource S&P 500 Index Fund data is for D shares.

Fixed Income Fund Performance & Lipper Ranking

As of March 31, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund	145.50	3/31/2009	1.41	-15.53	52%	-1.01	63%					2/16/2006	-1.25	2/16/2006	64%	4.75	-19.54	-2.61			-2.77
Lipper Fund Ranking / Total Funds in Category					47 / 91		37 / 58								37 / 57
Flexible Portfolio Funds
RiverSource Absolute Return Currency & Income Fund	639.10	3/31/2009	1.39	1.87	3%							6/15/2006	3.61	6/15/2006	10%	3	-1.19				2.48
Lipper Fund Ranking / Total Funds in Category					4 / 179										11 / 117
General U.S. Government Funds
Seligman U.S. Government Securities Fund	79.10	3/31/2009	1.38	6.70	21%	6.31	31%	3.30	58%	4.51	64%	3/11/1985	6.69	3/31/1985	50%	4.5	1.89	4.69	2.35	4.03	6.49
Lipper Fund Ranking / Total Funds in Category					33 / 158		44 / 144		73 / 125		49 / 76				5 / 9
Global Income Funds
RiverSource Global Bond Fund	432.60	3/31/2009	1.32	-6.98	35%	3.73	26%	2.65	47%	4.33	55%	3/20/1989	6.79	3/31/1989	38%	4.75	-11.40	2.06	1.65	3.82	6.53
Lipper Fund Ranking / Total Funds in Category					43 / 122		25 / 97		42 / 89		30 / 54				3 / 7
High Current Yield Funds
RiverSource High Yield Bond Fund	960.60	3/31/2009	1.13	-18.39	46%	-4.89	47%	0.27	27%	1.43	56%	12/8/1983	6.61	12/31/1983	46%	4.75	-22.27	-6.42	-0.70	0.94	6.41
Lipper Fund Ranking / Total Funds in Category					210 / 463		184 / 392		88 / 336		116 / 208				10 / 21
RiverSource Income Opportunities Fund	341.60	3/31/2009	1.17	-12.88	11%	-2.53	11%	0.99	12%			6/19/2003	2.49	6/19/2003	16%	4.75	-17.02	-4.09	0.01		1.63
Lipper Fund Ranking / Total Funds in Category					47 / 463		41 / 392		40 / 336						50 / 322
Seligman High Yield Fund	142.00	3/31/2009	1.38	-23.89	80%	-7.70	84%	-2.64	86%	-2.78	95%	3/11/1985	5.34	3/31/1985	81%	4.5	-27.32	-9.11	-3.53	-3.23	5.14
Lipper Fund Ranking / Total Funds in Category					371 / 463		327 / 392	288 / 336	197 / 208						21 / 25
Intermediate Investment Grade Debt Funds
RiverSource Diversified Bond Fund	3,356.00	3/31/2009	0.95	-2.83	47%	2.39	53%	2.13	50%	3.74	70%	10/3/1974	8.60	10/31/1974	25%	4.75	-7.45	0.74	1.14	3.24	8.45
Lipper Fund Ranking / Total Funds in Category					268 / 580		252 / 480		197 / 401		146 / 208				1 / 3
Seligman Core Fixed Income Fund	18.10	3/31/2009	2.13	-2.99	49%	2.13	56%	1.29	66%			10/1/2001	2.75	10/1/2001	69%	4.5	-7.36	0.57	0.36		2.12
Lipper Fund Ranking / Total Funds in Category					280 / 580		266 / 480		265 / 401						219 / 321
Loan Participation Funds
RiverSource Floating Rate Fund	327.60	3/31/2009	1.09	-19.71	73%	-7.15	68%					2/16/2006	-6.51	2/16/2006	62%	3	-22.12	-8.09			-7.42
Lipper Fund Ranking / Total Funds in Category					68 / 93		37 / 54								33 / 53
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund	215.30	3/31/2009	1.02	-14.74	27%	-2.18	28%					2/16/2006	-1.96	2/16/2006	28%	4.75	-18.79	-3.76			-3.47
Lipper Fund Ranking / Total Funds in Category					115 / 433		91 / 336								92 / 334
RiverSource Income Builder Moderate Income Fund	368.50	3/31/2009	1.07	-18.13	58%	-3.77	51%					2/16/2006	-3.42	2/16/2006	50%	4.75	-22.02	-5.32			-4.91
Lipper Fund Ranking / Total Funds in Category					250 / 433		170 / 336								167 / 334
RiverSource Income Builder Enhanced Income Fund	179.60	3/31/2009	1.13	-19.07	64%	-4.36	59%					2/16/2006	-3.91	2/16/2006	58%	4.75	-22.91	-5.90			-5.39
Lipper Fund Ranking / Total Funds in Category					277 / 433		197 / 336								193 / 334
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund	172.30	3/31/2009	1.13	-8.93	24%							5/17/2007	-5.60	5/17/2007	46%	4.75	-13.25				-8.02
Lipper Fund Ranking / Total Funds in Category					35 / 151										59 / 129
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund	163.10	3/31/2009	1.08	-3.03	68%	1.78	70%	1.60	62%			6/19/2003	1.65	6/19/2003	62%	3	-5.94	0.75	0.98		1.12
Lipper Fund Ranking / Total Funds in Category					103 / 151		97 / 139		81 / 130						74 / 120
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	733.00	3/31/2009	1.04	-0.20	85%	2.92	86%	2.07	87%	3.13	84%	8/19/1985	5.89	8/31/1985	17%	3	-3.20	1.88	1.45	2.82	5.75
Lipper Fund Ranking / Total Funds in Category					76 / 89		71 / 82		68 / 78		45 / 53				1 / 5
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund	667.70	3/31/2009	0.93	-2.56	29%	5.14	31%	3.57	34%			3/4/2004	3.75	3/4/2004	34%	3	-5.49	4.08	2.94		3.12
Lipper Fund Ranking / Total Funds in Category					38 / 131		34 / 109		19 / 55						19 / 55
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund	334.60	3/31/2009	1.09	-0.47	75%	3.10	66%	2.71	62%			2/14/2002	3.55	2/14/2002	60%	4.75	-5.20	1.44	1.72		2.85
Lipper Fund Ranking / Total Funds in Category					72 / 95		58 / 88		53 / 85						45 / 75
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	158.70	3/31/2009	0.87	-1.96	32%	0.66	37%	1.75	32%	3.23	36%	8/18/1986	5.20	8/31/1986	80%	4.75	-6.61	-0.96	0.76	2.73	4.98
Lipper Fund Ranking / Total Funds in Category					38 / 121		41 / 110		32 / 101		26 / 72				16 / 19
Seligman Municipal California High-Yield Fund	35.00	3/31/2009	1.06	-1.22	17%	1.87	4%	2.57	2%	3.88	10%	11/20/1984	6.87	11/30/1984	17%	4.5	-5.66	0.32	1.63	3.40	6.67
Lipper Fund Ranking / Total Funds in Category					20 / 121		4 / 110		2 / 101		7 / 72				2 / 11
Seligman Municipal California Quality Fund	41.70	3/31/2009	1.01	0.70	5%	2.02	3%	2.43	7%	3.74	16%	11/20/1984	6.70	11/30/1984	34%	4.5	-3.84	0.47	1.49	3.26	6.50
Lipper Fund Ranking / Total Funds in Category					5 / 121		3 / 110		7 / 101		11 / 72				4 / 11
Colorado Municipal Debt Funds
Seligman Municipal Colorado Fund	31.20	3/31/2009	0.98	2.30	5%	3.21	10%	3.12	10%	4.19	12%	5/1/1986	5.52	5/31/1986	50%	4.5	-2.30	1.63	2.18	3.71	5.31
Lipper Fund Ranking / Total Funds in Category					1 / 22		2 / 20		2 / 20		2 / 16				1 / 1
Florida Municipal Debt Funds
Seligman Municipal Florida Fund	21.20	3/31/2009	1.22	0.98	6%	2.25	17%	2.34	23%	3.79	20%	11/17/1986	5.69	11/30/1986	50%	4.5	-3.56	0.70	1.40	3.31	5.47
Lipper Fund Ranking / Total Funds in Category					1 / 17		3 / 17		4 / 17		3 / 14				1 / 1

Fixed Income Fund Performance & Lipper Ranking

As of March 31, 2009

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net Assets	Total Net Assets	Gross Expense	1 year		3 years		5 years		10 years		Fund Inception	Since Inception	Ranking Since		Max. Front Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	2,196.00	3/31/2009	0.99	-2.95	59%	0.40	61%	1.25	62%	3.00	52%	5/7/1979	6.23	5/31/1979	48%	4.75	-7.56	-1.22	0.27	2.50	6.06
Lipper Fund Ranking / Total Funds in Category					142 / 240		131 / 214		126 / 205		81 / 157				10 / 20
RiverSource Tax-Exempt Bond Fund	643.50	3/31/2009	0.89	-1.04	40%	1.17	43%	1.71	47%	3.28	40%	11/24/1976	5.58	11/30/1976	63%	4.75	-5.74	-0.46	0.72	2.77	5.42
Lipper Fund Ranking / Total Funds in Category					94 / 240		91 / 214		95 / 205		62 / 157				5 / 7
Seligman Municipal National Fund	217.00	3/31/2009	0.96	0.38	22%	2.14	18%	2.37	23%	3.43	32%	12/30/1983	6.85	12/31/1983	38%	4.5	-4.14	0.59	1.43	2.95	6.65
Lipper Fund Ranking / Total Funds in Category					53 / 240		37 / 214		46 / 205		50 / 157				12 / 31
Georgia Municipal Debt Funds
Seligman Municipal Georgia Fund	22.90	3/31/2009	1.03	0.01	40%	1.52	50%	1.75	55%	3.22	59%	6/15/1987	5.59	6/30/1987	67%	4.5	-4.49	-0.03	0.81	2.75	5.37
Lipper Fund Ranking / Total Funds in Category					9 / 22		10 / 19		11 / 19		10 / 16				2 / 2
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	85.50	3/31/2009	0.96	1.19	56%	2.28	68%	1.94	72%	3.40	71%	11/13/1996	3.67	11/14/1996	80%	3	-1.84	1.25	1.32	3.09	3.41
Lipper Fund Ranking / Total Funds in Category					90 / 161		101 / 148		94 / 130		54 / 76				54 / 67
Massachusetts Municipal Debt Funds
Seligman Municipal Massachusetts Fund	59.70	3/31/2009	0.93	2.94	5%	3.47	3%	2.84	11%	4.14	16%	12/30/1983	6.71	12/31/1983	67%	4.5	-1.69	1.89	1.89	3.67	6.51
Lipper Fund Ranking / Total Funds in Category					2 / 44		1 / 39		4 / 38		5 / 32				2 / 2
Maryland Municipal Debt Funds
Seligman Municipal Maryland Fund	34.20	3/31/2009	0.98	3.68	12%	3.56	10%	3.33	4%	3.98	19%	10/1/1985	6.09	10/31/1985	34%	4.5	-0.99	1.98	2.39	3.50	5.88
Lipper Fund Ranking / Total Funds in Category					4 / 34		3 / 29		1 / 28		4 / 21				1 / 2
Michigan Municipal Debt Funds
Seligman Municipal Michigan Fund	66.40	3/31/2009	0.93	0.84	8%	2.11	20%	2.20	43%	3.71	32%	7/18/1984	6.83	7/31/1984	50%	4.5	-3.70	0.56	1.26	3.24	6.63
Lipper Fund Ranking / Total Funds in Category					2 / 26		4 / 20		9 / 20		6 / 18				1 / 1
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	302.80	3/31/2009	0.99	1.56	28%	2.30	38%	2.33	49%	3.55	46%	8/18/1986	5.47	8/31/1986	84%	4.75	-3.26	0.65	1.34	3.05	5.25
Lipper Fund Ranking / Total Funds in Category					11 / 39		13 / 34		16 / 32		14 / 30				5 / 5
Seligman Municipal Minnesota Fund	69.80	3/31/2009	0.93	3.56	10%	3.32	9%	2.79	25%	3.85	26%	12/30/1983	6.31	12/31/1983	50%	4.5	-1.10	1.75	1.85	3.37	6.12
Lipper Fund Ranking / Total Funds in Category					4 / 39		3 / 34		8 / 32		8 / 30				1 / 1
Missouri Municipal Debt Funds
Seligman Municipal Missouri Fund	25.40	3/31/2009	0.98	1.78	6%	2.61	7%	2.55	7%	3.88	16%	7/1/1986	5.76	7/31/1986	50%	4.5	-2.80	1.04	1.61	3.40	5.54
Lipper Fund Ranking / Total Funds in Category					1 / 16		1 / 15		1 / 14		2 / 12				1 / 1
North Carolina Municipal Debt Funds
Seligman Municipal North Carolina Fund	14.20	3/31/2009	1.41	4.58	4%	3.56	4%	2.80	9%	3.85	24%	8/27/1990	5.43	8/31/1990	40%	4.5	-0.12	1.99	1.86	3.37	5.17
Lipper Fund Ranking / Total Funds in Category					1 / 29		1 / 24		2 / 23		5 / 20				2 / 4
New Jersey Municipal Debt Funds
Seligman Municipal New Jersey Fund	27.30	3/31/2009	1.26	0.31	19%	1.99	32%	2.19	52%	3.46	41%	2/16/1988	5.50	2/29/1988	80%	4.5	-4.20	0.44	1.25	2.98	5.27
Lipper Fund Ranking / Total Funds in Category					9 / 47		12 / 37		19 / 36		13 / 31				4 / 4
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	53.70	3/31/2009	1.12	-0.42	37%	1.54	47%	1.86	49%	3.36	43%	8/18/1986	5.18	8/31/1986	83%	4.75	-5.15	-0.09	0.87	2.86	4.95
Lipper Fund Ranking / Total Funds in Category					36 / 97		42 / 90		44 / 90		30 / 70				14 / 16
Seligman Municipal New York Fund	79.80	3/31/2009	0.90	2.38	6%	2.97	8%	2.84	11%	4.09	8%	12/30/1983	6.94	12/31/1983	40%	4.5	-2.22	1.40	1.90	3.61	6.75
Lipper Fund Ranking / Total Funds in Category					5 / 97		7 / 90		10 / 90		5 / 70				2 / 4
Ohio Municipal Debt Funds
Seligman Municipal Ohio Fund	84.00	3/31/2009	0.91	3.86	8%	3.35	12%	2.95	18%	3.95	20%	12/30/1983	6.72	12/31/1983	50%	4.5	-0.81	1.78	2.00	3.47	6.53
Lipper Fund Ranking / Total Funds in Category					3 / 40		4 / 35		6 / 34		6 / 29				1 / 1
Other States Municipal Debt Funds
Seligman Municipal Louisianna Fund	25.00	3/31/2009	0.99	0.08	40%	1.76	42%	2.17	45%	3.54	34%	10/1/1985	6.24	10/31/1985	34%	4.5	-4.42	0.21	1.23	3.07	6.03
Lipper Fund Ranking / Total Funds in Category					60 / 151		58 / 138		59 / 133		38 / 114				2 / 5
Seligman Municipal Oregon Fund	45.10	3/31/2009	0.95	1.97	16%	2.94	13%	2.93	8%	3.98	11%	10/15/1986	5.63	10/31/1986	38%	4.5	-2.62	1.37	1.99	3.51	5.42
Lipper Fund Ranking / Total Funds in Category					24 / 151		17 / 138		10 / 133		12 / 114				3 / 7
Seligman Municipal South Carolina Fund	59.10	3/31/2009	0.91	0.48	37%	2.25	26%	2.57	20%	3.90	15%	6/30/1987	5.88	6/30/1987	37%	4.5	-4.04	0.69	1.63	3.42	5.66
Lipper Fund Ranking / Total Funds in Category					56 / 151		36 / 138		26 / 133		17 / 114				4 / 10
Pennsylvania Municipal Debt Funds
Seligman Municipal Pennsylvania Fund	13.40	3/31/2009	1.50	3.35	2%	2.89	10%	2.37	23%	3.61	27%	7/15/1986	5.92	7/31/1986	50%	4.5	-1.30	1.32	1.43	3.13	5.71
Lipper Fund Ranking / Total Funds in Category					1 / 59		5 / 49		11 / 48		12 / 45				2 / 3

(1)  Since inception returns for periods less than one year in length are cumulative.

Fund Performance & Lipper Ranking

As of March 31, 2009

Source of Data:  Lipper

Important Disclosures

Rankings based on annualized total returns, excluding sales charges.  Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date.  When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit.  RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes.  Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852.  Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies involve greater risk and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals and Mining Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in Real Estate Securities may be subject to specific risks, such as risks to general and local economic conditions, and risks to individual properties.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities.

High Yield funds invest in lower-rated bonds which have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax  rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund , the RiverSource U.S. Government Mortgage Fund, the Seligman U.S. Government Securities Fund, and of the Seligman Municipal Funds are not insured or guaranteed by the U.S. government.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as  much as interest rates in general.  Limited liquidity may affect the ability of the fund to purchase or sell floating rate loans and may have a negative impact on fund performance.  The floating rate loans and  securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments.  See each fund’s prospectus for specific risks that may be associated with the underlying funds.

Information regarding a Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor. Monthly portfolio holdings information does not represent an entire portfolio and, in the aggregate, may only represent a small portion of a Fund’s total holdings. It should not be assumed that any of the securities, transactions or  holdings listed in the links below were or will be profitable.

Fund returns for Seligman Capital Fund prior to September 26, 2002 do not reflect the increased management fee effective on such date. This fee, if reflected, would reduce the performance data quoted for the Fund for such periods. Seligman is waiving all or part of its investment management fee and/or reimbursing Fund expenses for Seligman California High-Yield Municipal Fund, Seligman Florida Municipal Fund,  Seligman Frontier Fund, Seligman Core Fixed Income Fund, Seligman LaSalle Global Real Estate Fund, Seligman LaSalle Monthly Dividend Real Estate Fund, Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman International Growth Fund, Seligman TargETFund Core, Seligman TargETFund 2015, Seligman TargETFund 2025, Seligman TargETFund 2035, Seligman TargETFund 2045,  Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Growth Fund, Seligman Asset Allocation Moderate Growth Fund, Seligman Asset Allocation Balanced Fund. In addition, from time  to time, Seligman has reimbur

Dividends paid by Seligman LaSalle Monthly Dividend Real Estate Fund generally will be taxable as ordinary income. It is expected that income dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The four funds within the Seligman Asset Allocation Series and Seligman TargetHorizon ETF PortfoliosSM invest in the Seligman Mutual Funds (Underlying Seligman Funds) and exchange traded funds (ETFs), respectively, to implement their unique asset allocation strategies. Investments in the underlying Seligman Funds or ETFs involve risk, including the risk of loss of principal. An investor in a Fund within the Seligman Asset Allocation Series or Seligman TargetHorizon ETF PortfoliosSM will indirectly bear the operating expenses of the Underlying Seligman Funds or ETFs, as applicable, in which the Fund invests.  Thus, the expenses borne by the investor will be higher than if he or she invested directly in the Underlying Seligman Funds or ETFs, and the returns may therefore be lower.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Fund Performance & Lipper Ranking

As of March 31, 2009

Source of Data:  Lipper

Important Disclosures - continued

Investment products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSourceSM mutual funds are distributed by RiverSource Fund Distributors, Inc. and RiverSource Fund Distributors, Inc., Members FINRA, and managed by RiverSource Investments, LLC.

Brokerage, investment and financial advisory services are made available through Ameriprise Financial Services, Inc. Member FINRA and SIPC. Ameriprise Bank, FSB, member FDIC, provides certain deposit and lending products and services for Ameriprise Financial Services, Inc. Ameriprise Bank, FSB deposit products are FDIC-insured up to $100,000 per customer.

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Company, and in New York only by RiverSource Life Insurance Co. of New York, Albany, NY. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance products in the state of NY.

RiverSource®, Seligman®, and Threadneedle mutual funds are part of the RiverSource family of funds, and are distributed by RiverSource Fund Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. Threadneedle mutual funds are subadvised by Threadneedle International Limited. RiverSource and Threadneedle are part of Ameriprise Financial, Inc. Seligman is an offering brand of  RiverSource Investments.

RiverSource Investments, LLC is an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.  RiverSource Investments LLC also serves as the Investment Manager for the RiverSource mutual funds.

Ameriprise Certificates are issued by Ameriprise Certificate Company and distributed by Ameriprise Financial Services, Inc. Member FINRA.

Ameriprise Auto & Home Insurance issues auto, home and umbrella insurance underwritten by AMEX Assurance Company (AMEX Assurance) or IDS Property Casualty Insurance Company (IDS Property Casualty), DePere, WI.

Mortgages and home equity loans are provided by Ameriprise Bank, FSB, an FDIC-insured federal savings bank. Ameriprise Bank, FSB, an Equal Housing Lender, is an Ameriprise Financial Services, Inc. company.

These companies, including Securities America, Inc., Member FINRA, are all affiliated with Ameriprise Financial, Inc.

[Not all products and all share classes are available through all firms.]

Exhibit B

Statistical Supplement Package

(unaudited)

First Quarter 2009

Reconciliation Tables

Ameriprise Financial, Inc.

Return on Equity Calculation (1)

First Quarter 2009

	Return on Equity Calculation for the Twelve Months Ended
(in millions, unaudited)	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009

Return	$840	$854	$586	$(38)	$(100)
Ameriprise Financial shareholders’ equity	$7,696	$7,613	$7,436	$7,120	$6,835
Return on Equity	10.9%	11.2%	7.9%	(0.5)%	(1.5)%

(1)

Return on equity is calculated using the trailing twelve months income in the numerator and Ameriprise Financial shareholders’ equity, calculated using a five point average of quarter-end equity, in the denominator.

Exhibit C

Statistical Supplement Package

(unaudited)

First Quarter 2009

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

First Quarter 2009

	Advice & Wealth Management		Asset Management			Annuities			Protection		Corporate
							VA	Market		Market	Junior
	Securities	Integration	Securities		Integration	Securities	Guarantee	Impacts	Securities	Impacts	Subordinated Notes
(in millions, unaudited)	Gains/(Losses) (1)	Charges (3)	Gains/(Losses) (1)	EITF 04-5 (2)	Charges (3)	Gains/(Losses) (1)	Impacts (4)	to DAC/DSIC (5)	Gains/(Losses) (1)	to DAC/DSIC (5)	Repurchase (6)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(15)	—	(3)	1	—	14	—	—	7	—	—	4
Premiums	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	(12)	—	—	—	—	—	—	50	38
Total revenues	(15)	—	(3)	(11)	—	14	—	—	7	—	50	42
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	(15)	—	(3)	(11)	—	14	—	—	7	—	50	42

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	(200)	6	—	—	—	(194)
Amortization of deferred acquisition costs	—	—	—	—	—	—	146	35	—	5	—	186
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	12	—	3	7	—	—	—	—	—	—	22
Total expenses	—	12	—	3	7	—	(54)	41	—	5	—	14
Pretax segment income (loss)	(15)	(12)	(3)	(14)	(7)	14	54	(41)	7	(5)	50	28
Less: Net loss attributable to noncontrolling interest	—	—	—	(14)	—	—	—	—	—	—	—	(14)

Pretax segment income (loss) excluding net income (loss) attributable to noncontrolling interest	$(15)	$(12)	$(3)	$—	$(7)	$14	$54	$(41)	$7	$(5)	$50	$42

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource
(3)	Non-recurring integration charges related to J. & W. Seligman & Co. and H&R Block Financial Advisors acquisitions
(4)	Variable annuity guarantee impacts include:
$267 million net benefit related to hedged variable annuity living benefits
$182 million increase in DAC and DSIC amortization resulting from hedged living benefits offset
$31 million increase in death and income benefit expenses due to lower equity market valuations
(5)	Increase in DAC and DSIC amortization related to market
(6)	Gain on the repurchase of certain junior subordinated notes

Ameriprise Financial, Inc.

Disclosed Items

Fourth Quarter 2008

	Advice & Wealth Management		Asset Management				Annuities			Protection		Corporate
		Restructuring			Gain on Sale	Restructuring		VA	Market		Market		Junior	Restructuring
	Securities	& Integration	Securities		of Operating	& Integration	Securities	Guarantee	Impacts	Securities	Impacts to	Securities	Subordinated Notes	& Integration
(in millions, unaudited)	Losses (1)	Charges (7)	Losses (1)	EITF 04-5 (2)	Assets (3)	Charges (7)	Losses (1)	Impacts (4)	to DAC/DSIC (5)	Losses (1)	DAC/DSIC (5)	Losses (1)	Repurchase (6)	Charges (7)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(194)	—	1	—	—	—	(169)	—	—	(44)	—	(14)		—	(420)
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	(27)	36	—	—	—	—	—	—	—	19	—	28
Total revenues	(194)	—	1	(27)	36	—	(169)	—	—	(44)	—	(14)	19	—	(392)
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	(194)	—	1	(27)	36	—	(169)	—	—	(44)	—	(14)	19	—	(392)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	(7)	32	—	—	—	—	—	25
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	95	171	—	49	—	—	—	315
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	12	—	3	—	5	—	—	—	—	—	—	—	62	82
Total expenses	—	12	—	3	—	5	—	88	203	—	49	—	—	62	422

Pretax income (loss)	(194)	(12)	1	(30)	36	(5)	(169)	(88)	(203)	(44)	(49)	(14)	19	(62)	(814)
Less: Net loss attributable to noncontrolling interest	—	—	—	(30)	—	—	—	—	—	—	—		—	—	(30)

Pretax segment income (loss) excluding net income (loss) attributable to noncontrolling interest	$(194)	$(12)	$1	$—	$36	$(5)	$(169)	$(88)	$(203)	$(44)	$(49)	$(14)	$19	$(62)	$(784)

(1)	Pretax net realized investment losses, includes:
Net realized gains and losses on Available-for-Sale securities, increase in reserves on bank loans and the fair value adjustment on low income housing investments
(2)	In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource
(3)	Gain on sale of operating assets
(4)	Variable annuity guarantee impacts include:
$82 million net benefit related to variable annuity living benefit hedges
$41 million increase in DAC Amortization resulting from estimated 50% hedge offset, an immaterial portion of this offset is reflected in Benefits expenses in DSIC
$66 million write off related to expected reversal of FAS 157 credit spreads
$63 million increase in death and income benefit expenses due to lower equity market valuations
(5)	Increase in DAC and DSIC amortization related to market
(6)	Gain on the repurchase of certain junior subordinated notes
(7)	Previously announced integration and restructuring charges

Ameriprise Financial, Inc.

Disclosed  Items

First Quarter 2008

	Asset Management	Annuities		Protection		Corporate	Consolidated
			Market		Market
		Investment	Impacts to	Investment	Impacts to	Investment
(in millions, unaudited)	EITF 04-5 (1)	Losses (2)	DAC/DSIC (3)	Losses (2)	DAC/DSIC (3)	Losses (2)	Tax Impact (4)	Consolidated
Revenues
Management and financial advice fees	$(1)	$—	$—	$—	$—	$—	$—	$(1)
Distribution fees	—	—	—	—	—	—	—	—
Net investment income		(20)	—	(3)	—	(1)		(24)
Premiums	—	—	—	—	—	—	—	—
Other revenues	(3)	—	—	—	—	—	—	(3)
Total revenues	(4)	(20)	—	(3)	—	(1)	—	(28)
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(4)	(20)	—	(3)	—	(1)	—	(28)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	3	—	—	—	—	3
Amortization of deferred acquisition costs	—	—	22	—	2	—	—	24
Interest and debt expense	—	—	—	—	—	—	—	—
General and administrative expense	1	—	—	—	—	—	—	1
Total expenses	1	—	25	—	2	—	—	28

Pretax income (loss)	(5)	(20)	(25)	(3)	(2)	(1)	—	(56)
Less: Net loss attributable to noncontrolling interest	(5)	—	—	—	—	—	—	(5)

Pretax segment income (loss) excluding net income (loss) attributable to noncontrolling interest	$—	$(20)	$(25)	$(3)	$(2)	$(1)	$—	$(51)

Tax Benefit							$38	$38

(1)	In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource.
(2)	Pretax realized net investment losses
(3)	Increase in DAC and DSIC amortization related to market
(4)	Exceptional tax adjustments

Exhibit D

Statistical Supplement Package

(unaudited)

First Quarter 2009

Prior Statistical Supplement Reconciliation Tables

Ameriprise Financial, Inc.

Reconciliation of Adjustments Affecting Historical Statistical Supplement Presentations

	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008
Tax Equivalent Spread - Fixed Annuities (1)
Rates - as previously reported
Gross rate of return on invested assets	5.4%	5.4%	5.3%	5.2%
Crediting rate	(3.7)%	(3.7)%	(3.8)%	(3.9)%
Tax equivalent margin spread	1.7%	1.7%	1.5%	1.3%

Rates - current presentation
Gross rate of return on invested assets	5.4%	5.4%	5.3%	5.2%
Crediting rate excluding capitalized interest	(3.7)%	(3.7)%	(3.7)%	(3.8)%
Tax equivalent margin spread	1.7%	1.7%	1.6%	1.4%

Protection Segment (2)
Premiums
Premiums - as previously reported	$254	$255	$263	$265
Premiums - current presentation	245	244	251	254
Change	$(9)	$(11)	$(12)	$(11)

Distribution expenses
Distribution expenses - as previously reported	$14	$17	$16	$14
Distribution expenses - current presentation	5	6	4	3
Change	$9	$11	$12	$11

DAC Rollforward - Life and Health
DAC ending balance - as previously reported	$2,097	$2,114	$2,019	$2,045
DAC ending balance - current presentation	2,001	2,016	1,920	1,946
Change	$96	$96	$99	$99

(1)	Crediting rate revised to present information excluding capitalized interest. See page 19.
(2)	Reclass coinsurance allowances from premiums to distribution expenses and deferred revenue liability to DAC. See page 21.